SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number- (360) 734-9900

Date of fiscal year end: November 30, 2009
Date of reporting period: November 30, 2009

Item 1. Report To Stockholders.

Sextant Mutual Funds

Short-Term Bond	Bond Income	Core	Growth	International

Annual Report

November 30, 2009

Sextant Mutual Funds

Annual Report

November 30, 2009

Performance Summary (as of December 31, 2009): (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond vs. Short-Term Bond Category
Fund Return	6.43%	4.68%	3.83%	4.52%	1.60%
Morningstar Category	9.30%	3.47%	3.28%	4.14%	N/A
% Rank (category size)	67 (432)	30 (384)	41 (318)	39 (168)	N/A

Sextant Bond Income vs. Intermediate-Term Bond Category
Fund Return	9.52%	4.64%	3.59%	5.80%	1.45%
Morningstar Category	13.97%	4.45%	3.84%	5.53%	N/A
% Rank (category size)	73 (1123)	60 (978)	67 (866)	41 (496)	N/A

Sextant Core² vs. Moderate Allocation Category
Fund Return	19.60%	N/A	N/A	N/A	1.54%
Morningstar Category	24.13%	-1.97%	1.98%	2.33%	N/A
% Rank (category size)	79 (1177)	N/A	N/A	N/A	N/A

Sextant Growth vs. Large Growth Category
Fund Return	22.38%	-2.90%	3.28%	2.82%	1.25%
Morningstar Category	35.68%	-2.89%	1.21%	-2.11%	N/A
% Rank (category size)	93 (1796)	49 (1548)	16 (1276)	5 (698)	N/A

Sextant International vs. Foreign Large Blend Category
Fund Return	23.49%	1.71%	8.43%	4.85%	1.43%
Morningstar Category	31.24%	-6.15%	3.58%	0.62%	N/A
% Rank (category size)	85 (823)	1 (635)	5 (462)	7 (249)	N/A

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll free (800) SATURNA or visiting www.saturna.com. Total returns are historical and include change in share value, and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 90 days. Share price, yield, and return will vary and you may have a gain or loss when you sell your shares. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus that contains this and other important information, please call toll-free (800) SATURNA or visit www.sextantmutualfunds.com. Please read the prospectus carefully before investing.

¹By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus which is dated March 27, 2009, incorporates results from the fiscal year ending November 30, 2008, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period (shown on page 4). Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

²Sextant Core began operations March 30, 2007.

†Morningstar 12/31/2009. Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. The 12-month Rank shows how each Fund ranks in its Morningstar peer category for the 12 months ended December 31, 2009. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

Sextant Short-Term Bond was 290th of 432 Short-Term Bond funds in the last year, 117th of 384 funds in the last 3 years, 131st of 318 funds in the last 5 years and 66th of 168 funds in the last 10 years. Sextant Bond Income was 819th of 1123 Intermediate-Term Bond funds in the last year, 591st of 978 funds in the last 3 years, 584th of 866 funds in the last 5 years and 205th of 496 funds in the last 10 years. Sextant Core was 934th of 1177 Moderate Allocation funds in the last year. Sextant Growth was 1673rd of 1796 Large Growth funds in the last year, 752nd of 1548 funds in the last 3 years, 196th of 1276 funds in the last 5 years and 35th of 698 funds in the last 10 years. Sextant International was 705th of 823 Foreign Large Blend funds in the last year, 2nd of 635 funds in the last 3 years, 24th of 462 funds in the last 5 years and 18th of 249 funds in the last 10 years.

2 | November 30, 2009 Annual Report

Fellow Shareowners:

In the recovery that characterized the market since its March 9 low, all funds in the Sextant series appreciated significantly. During the fiscal year ended November 30, 2009 Sextant Growth gained 18.98%, Sextant International gained 24.22% and Sextant Core, which contains both stocks and fixed-income instruments, increased by 21.81%. The Short-Term Bond Fund posted a gain of 8.87%, setting an all-time record for the Fund's fiscal year-end annual returns. The Bond Income Fund's gain of 16.33% is also notable as it was the highest fiscal year-end annual return since 1995.

Total assets for the five funds increased an impressive 201% for the fiscal year. The bulk of this growth was achieved by Sextant International Fund, which grew from $21.5 million to $95.9 million. In December, assets of the Sextant International Fund surpassed $100 million mark. Sextant Growth also experienced a noteworthy increase in net assets of 77%, from $12.1 million to $21.5 million.

The End of a Trying Decade

As long-term investors, we stress the importance of measuring performance over multiple years. This, of course, will reveal how well a fund performs during both good times and bad. The end of a decade on December 31 provided an opportune time to review our Funds' performance over the prior ten years.

Americans faced two recessions during this period, with the most recent being the deepest of the post-war era. Although the market in general rebounded substantially from its sharp decline that began in 2008 and continued through the beginning of 2009, there is great deal of distance to cover before many investor portfolios are "above water." The 10-year annualized returns for the S&P 500 and NASDAQ Composite indices, for example, were -0.95% and -5.08% respectively. Fortunately for longer-term Sextant investors, a retrospective of the decade highlights a much more positive narrative, as all four of the Sextant Funds in existence at the beginning of the decade achieved positive annualized returns for the 10-year period: Sextant Growth returned 2.82%, Sextant International returned 4.85%, Sextant Short-Term Bond returned 4.52% and Sextant Bond Income returned 5.80%.

Going Forward

Fueled by free money, 2010 will be a year of rising asset prices. Central governments worldwide are in no hurry to wean themselves from expansionary stimulus policies. Economic activity is flatlining, with additional decline unlikely, despite the drastic reduction in consumer spending. Unemployment will continue to rise and, although core inflation is non-existent, U.S. federal government spending will eventually increase inflationary pressure. This creates a positive climate for the world's equity markets. The outlook for bond markets will depend to a greater extent on how quickly and drastically governments withdraw fiscal and monetary stimulus. At this time, we expect a slow and incremental transition to higher interest rates.

Going forward, we will continue to invest in solid companies with the strong business advantages and balance sheets needed to navigate these trying times. The Sextant Fund series continues to offer investors a broad mix of investment vehicles — growth equities, international exposure, a blended portfolio, and both short-term and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by continuing to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth discussion of each Fund's financial year.

Respectfully,

(graphics omitted)

Nicholas Kaiser, President
(Manager — Sextant Growth, Sextant International)

Phelps McIlvaine, Vice President
(Manager — Sextant Short-Term Bond, Sextant Bond Income)

Peter Nielsen, Senior Analyst
(Manager — Sextant Core)

January 15, 2009

November 30, 2009 Annual Report | 3

Performance Review (as of November 30, 2009): (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond vs. Short-Term Bond Category
Fund Return	8.87%	4.96%	4.04%	4.62%	1.60%
Morningstar Category	11.11%	3.58%	3.39%	4.22%	N/A
% Rank (category size)	64 (418)	29 (377)	37 (313)	36 (164)	N/A

Sextant Bond Income vs. Intermediate-Term Bond Category
Fund Return	16.33%	4.99%	4.23%	5.92%	1.45%
Morningstar Category	18.84%	4.58%	4.20%	5.58%	N/A
% Rank (category size)	58 (1120)	56 (970)	61 (854)	37 (485)	N/A

Sextant Core² vs. Moderate Allocation Category
Fund Return	21.81%	N/A	N/A	N/A	1.54%
Morningstar Category	26.14%	-2.18%	2.20%	2.58%	N/A
% Rank (category size)	77 (1183)	N/A	N/A	N/A	N/A

Sextant Growth vs. Large Growth Category
Fund Return	18.98%	-4.16%	3.20%	3.48%	1.25%
Morningstar Category	34.04%	-3.89%	1.25%	-1.33%	N/A
% Rank (category size)	95 (1815)	55 (1537)	17 (1273)	6 (674)	N/A

Sextant International vs. Foreign Large Blend Category
Fund Return	24.22%	2.17%	9.29%	6.50%	1.43%
Morningstar Category	38.30%	-5.68%	4.12%	1.62%	N/A
% Rank (category size)	98 (817)	1 (612)	4 (462)	7 (245)	N/A

Performance data quoted above represents past performance and is no guarantee of future results. Results are shown for 12 months ending November 30, 2009 ("1 Year" column above) because the Sextant Funds' performance fees are based on the same period. Results are shown for other fiscal periods by regulation.

¹By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus dated March 27, 2009, incorporating results from the 2008 fiscal year, and differ from expense ratios shown elsewhere in this report as they represent different fiscal periods.

²Sextant Core began operations on March 30, 2007.

†Morningstar 11/30/2009. Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. The 1 Year Rank shows how each Fund ranks in its Morningstar peer category for the year ended November 30, 2009.

Sextant Short-Term Bond was 269th of 418 Short-Term Bond funds in the last year, 108th of 377 funds in the last 3 years, 115th of 313 funds in the last 5 years and 60th of 164 funds in the last 10 years. Sextant Bond Income was 654th of 1120 Intermediate-Term Bond funds in the last year, 546th of 970 funds in the last 3 years, 525th of 854 funds in the last 5 years and 179th of 485 funds in the last 10 years. Sextant Core was 910th of 1183 Moderate Allocation funds in the last year. Sextant Growth was 1739th of 1815 Large Growth funds in the last year, 847th of 1537 funds in the last 3 years, 209th of 1273 funds in the last 5 years and 37th of 674 funds in the last 10 years. Sextant International was 801st of 817 Foreign Large Blend funds in the last year, 1st of 612 funds in the last 3 years, 18th of 462 funds in the last 5 years and 18th of 245 funds in the last 10 years.

4 | November 30, 2009 Annual Report

Sextant Short-Term Bond Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2009
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant Short-Term Bond Fund	8.87%	4.04%	4.62%	1.60%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	5.87%	4.53%	4.98%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 1999 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $15,705 versus $16,267 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2009, incorporates results for the fiscal year ending November 30, 2008, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
	U.S. Treasury Note 1.50% due 12/31/2013	8.5%
	U.S. Treasury Note 4.00% due 4/15/2010	5.0%
	Rhode Island Econ. Dev. Corp. 4.52% due 5/15/2013	4.5%
	Rio Tinto Finance 8.95% due 5/17/2014	4.4%
	Manhattan Kansas 3.276% due 12/01/2013	4.4%
	Bank of New York Mellon 6.375% due 4/01/2012	4.3%
	Roche Holdings 4.50% due 3/1/2012	3.9%
	Florida Power & Light 5.625% due 9/1/2011	3.7%
	International Business Machines 5.05% due 10/22/2012	3.7%
	AstraZeneca 5.40% due 9/15/2012	3.4%

November 30, 2009 Annual Report | 5

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2009

For the fiscal year ended November 30, 2009, the Sextant Short-Term Bond Fund returned 8.87%, a record for fiscal year end annual returns. The Fund's Morningstar Category "Short Term Bond" peer group returned 11.11% during the same period. Reflecting the year's recovery, the Fund's share price rose from $4.84 to $5.10 — a maximum variation of 5%. For the five years ending November 30, 2009, the Fund provided 4.04% annualized total return; for the ten years ending November 30, 2009 the Fund provided a 4.62% annualized total return. Fund shares outstanding rose 27%. Fund assets rose 34%. The Fund's net expense ratio remained at 0.75%, reflecting Saturna Capital's voluntary actions to cap total expenses.

Factors Affecting Past Performance

U.S. Federal Reserve's extraordinary qualitative and quantitative easing policies are responsible for the move to hyper-low rates and rising short-term bond prices. In addition, much of the short-term credit market has returned to normal, along with underwriting, liquidity, and credit spreads.

Hyper-low short-term interest rates and surging investor confidence created a flight to high-grade income. For the fiscal year ended November 30th, short-term U.S. Treasury notes appreciated 2%. U.S. Treasury Inflation Protected Securities (TIPS) returned a cautionary 18%. Short-term investment-grade corporate bonds rose nearly 6%. Returns on all corporate bonds (regardless of maturity) recovered an impressive 27%. Lower quality issues (BBB) with longer maturities rebounded an astounding 47%. Fund duration, significant commitment to corporate securities and modest investment in U.S. Treasury notes helped returns.

New issue underwriting, especially in the new asset class of Build America Bonds ("BABS"), was and is thriving. Initially, these bonds were not well understood and were underpriced. The Fund took advantage of this opportunity and invested in several of the taxable municipal bonds. Please note the "Municipal Bonds" section of the Schedule of Investments on page 7. In general, investment grade bond prices recovered their 2008 losses. What arrived as a crisis departed as a buying opportunity — at least for high-grade securities.

Looking Forward

We expect global de-leveraging to continue and default rates to subside. As the world economy recovers and emerging capital markets mature, we expect the U.S. and U.S. corporate borrowers to pay relatively stiffer terms as lenders seek more stable currencies and more vibrant economies to deploy capital. We expect short-term rates to rise modestly. However, global deflationary pressures may mute the overall impact on nominal U.S. rates. So far, Asia can still save and is willing to invest much of the money the U.S. wants to spend.

An economic recovery and the subsequent withdrawal of the fiscal and monetary stimulus are key to our outlook for short-term rates. Current stimulus policies are damaging U.S. creditworthiness and are weakening the U.S. dollar. These policies will be withdrawn at some point. While post-stimulus equilibrium rates will undoubtedly be higher, the transition to those higher rates may be slow and may not lead to a rapid decline in short-term bond prices.

We will continue to selectively acquire new issues while remaining vigilant for issuer credit impairment. We may passively shorten the Fund's dollar-weighted average maturity as monetary policy is firmed and short-term rates revert to more normal levels. We look forward to new opportunities to invest in creditworthy assets at discounted values.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates part of its management fee based on a comparison of the Fund's return to the average return of the Morningstar™ category Short Term Bond. The Fund's 12-month return (8.87%) was more than two percent below the Morningstar™ average (11.11%) at month-end November 30, 2009. Therefore, the basic annual management fee of 0.60% was decreased to 0.40% annually for the month of December 2009. Note that the management fee and distribution expense are almost entirely waived due to the adviser's voluntary cap (at 0.75%) on total Fund expenses.

Bond Quality Diversification

Based on net assets as of 11/30/2009. Source: Moody's Investors Services. When ratings are not available from Moody's, Standard and Poor's is used as a supplemental source.

6 | November 30, 2009 Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Computers
International Business Machines	5.05% due 10/22/2012	$135,000	$148,722	3.7%

Diversified Financial Services
General Electric Capital	5.25% due 10/19/2012	100,000	107,874	2.6%

Energy
ConocoPhillips	8.75% due 5/25/2010	100,000	104,056	2.6%
Halliburton	5.50% due 10/15/2010	132,000	137,849	3.4%
Marathon Oil	6.00% due 7/1/2012	120,000	130,736	3.2%
		352,000	372,641	9.2%

Finance
Bank of New York Mellon	6.375% due 4/01/2012	160,000	175,770	4.3%
Berkshire Hathaway Financial	4.75% due 5/15/2012	100,000	107,990	2.7%
HSBC Finance	6.375% due 10/15/2011	100,000	107,019	2.6%
International Lease Finance (AIG)	5.00% due 4/15/2010	125,000	123,342	3.0%
		485,000	514,121	12.6%

Food Production
Fortune Brands	5.125% due 1/15/2011	120,000	124,230	3.1%

Machinery
Dover	6.50% due 2/15/2011	100,000	106,314	2.6%

Medical
AstraZeneca	5.40% due 9/15/2012	125,000	138,770	3.4%
Genentech	4.40% due 7/15/2010	100,000	102,325	2.5%
Roche Holdings	4.50% due 3/1/2012	150,000	159,360	3.9%
		375,000	400,455	9.8%

Metal Ores
Rio Tinto Finance	8.95% due 5/1/2014	150,000	180,377	4.4%

Municipal Bonds
Commerce Charter Township MI	5.50% due 12/01/2013	125,000	132,901	3.3%
Manhattan KS	3.276% due 12/01/2013	180,000	179,973	4.4%
Passaic NJ Taxable Pension GO	5.00% due 2/01/2013	100,000	103,980	2.5%
		405,000	416,854	10.2%

Real Estate
Rhode Island Econ. Dev. Corp.	4.52% due 5/15/2013	175,000	181,442	4.5%

Retail
TJX Companies	7.45% due 12/15/2009	95,000	95,149	2.3%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 7

Sextant Short-Term Bond Fund

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Schools
Dawson Springs KY ISD Bldg.	3.60% due 8/01/2013	$95,000	$96,491	2.4%
Southwestern MI Comm. College	4.875% due 5/15/2015	125,000	130,702	3.2%
		220,000	227,193	5.6%

Telecommunications
Verizon New England	4.75% due 10/1/2013	129,000	136,976	3.4%

U.S. Government
U.S. Treasury Note	1.50% due 12/31/2013	350,000	348,469	8.5%
U.S. Treasury Note	4.00% due 4/15/2010	200,000	202,852	5.0%
		550,000	551,321	13.5%

U.S. Government Agency
Federal National Mortgage Assc.	5.00% due 2/23/2010	120,000	121,263	3.0%

Utilities
Florida Power & Light	5.625% due 9/1/2011	140,000	150,490	3.7%
Scottish Power	4.91% due 3/15/2010	100,000	101,191	2.5%
		240,000	251,681	6.2%

Total investments	(Cost = $3,813,293)	$3,751,000	3,936,613	96.7%
Other assets (net of liabilities)			133,437	3.3%
Total net assets			$4,070,050	100.0%

(The accompanying notes are an integral part of these financial statements.)

8 | November 30, 2009 Annual Report

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2009

Assets
Investments in securities, at value (Cost $3,813,293)	$3,936,613
Cash	465,013
Receivable for security sales	163,500
Interest receivable	41,656
Receivable for Fund shares sold	987
Total assets		4,607,769
Liabilities
Payable for securities purchased	530,433
Payable for Fund shares redeemed	5,081
Accrued distribution fee	827
Other liabilities	747
Payable to affiliates	542
Distribution payable	89
Total liabilities		537,719
Net Assets		$4,070,050

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$3,977,472
Unrealized net appreciation on investments	123,320
Accumulated net realized loss	(32,116)
Undistributed net investment income	1,374
Net assets applicable to Fund shares outstanding		$4,070,050

Fund shares outstanding		798,358

Net asset value, offering and redemption price per share		$5.10

Statement of Operations
Year ended Nov. 30, 2009

Investment income
Interest income	$142,768
Gross investment income		142,768
Expenses
Investment adviser fees	26,132
Distribution fees	8,910
Filing and registration fees	8,477
Audit fees	2,681
Trustee fees	1,965
Other expenses	1,773
Chief Compliance Officer expenses	1,566
Printing and postage	1,046
Legal fees	401
Custodian fees	177
Total gross expenses	53,128
Less adviser fees waived	(26,185)
Less custodian fee credits	(177)
Net expenses		26,766
Net investment income		$116,002

Net realized gain (loss) on investments
Proceeds from sales	$906,350
Less cost of securities sold (based on identified cost)	897,248
Net realized gain on investments		9,102
Net change in unrealized appreciation (depreciation) on investments
End of year	123,320
Beginning of year	(51,811)
Net increase in unrealized appreciation		175,131
Net gain on investments		184,233

Net increase in net assets resulting from operations		$300,235

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 9

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2009	Year ended Nov. 30, 2008
Increase (decrease) in net assets from operations:
From operations
Net investment income	$116,002	$114,036
Net realized gain (loss) on investments	9,102	(10,255)
Net increase (decrease) in unrealized appreciation	175,131	(91,717)
Net increase (decrease) in net assets	300,235	12,064
Distributions to shareholders from
Net investment income	(116,035)	(114,369)
Capital share transactions
Proceeds from sales of shares	1,214,201	1,130,516
Value of shares issued in reinvestment of dividends	114,586	111,024
Early redemption fees retained	29	79
Cost of shares redeemed	(467,092)	(1,110,549)
Net increase in net assets	861,724	131,070
Total increase (decrease) in net assets	1,045,924	28,765

Net assets
Beginning of year	3,024,126	2,995,361
End of year	$4,070,050	$3,024,126

Undistributed net investment income	$1,374	$1,407

Shares of the Fund sold and redeemed
Number of shares sold	244,366	228,825
Number of shares issued in reinvestment of dividends	22,951	22,429
Number of shares redeemed	(94,184)	(226,241)
Net increase in number of shares outstanding	173,133	25,013

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2009	2008	2007	2006	2005
Net asset value at beginning of year	$4.84	$4.99	$4.90	$4.85	$4.97
Income from investment operations
Net investment income	0.16	0.18	0.17	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	0.26	(0.15)	0.09	0.05	(0.12)
Total from investment operations	0.42	0.03	0.26	0.21	0.05
Less distributions
Dividends (from net investment income)	(0.16)	(0.18)	(0.17)	(0.16)	(0.17)
Total distributions	(0.16)	(0.18)	(0.17)	(0.16)	(0.17)
Paid-in capital from early redemption fees¹	0.00²	0.00²	0.00²	0.00²	0.00²

Net asset value at end of year	$5.10	$4.84	$4.99	$4.90	$4.85

Total return	8.87%	0.66%	5.51%	4.41%	0.96%

Ratios / supplemental data
Net assets ($000), end of year	$4,070	$3,024	$2,995	$2,937	$2,557
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.49%	1.60%	1.58%	1.39%	1.23%
After fee waivers and custodian fee credits	0.75%	0.75%	0.75%	0.57%	0.59%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.26%	3.70%	3.54%	3.41%	3.35%
Portfolio turnover rate	28%	22%	28%	41%	33%
¹Early redemption fee adopted March 29, 2005	²Amount is less than $0.01

(The accompanying notes are an integral part of these financial statements.)

10 | November 30, 2009 Annual Report

Sextant Bond Income Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2009
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant Bond Income Fund	16.33%	4.23%	5.92%	1.45%
Citigroup Broad Investment Grade Bond Index	10.58%	5.79%	6.60%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 1999 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $17,765 versus $18,961 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus dated March 27, 2009, incorporating results for the for the fiscal year ending November 30, 2008 and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
	Oklahoma City Fin Auth Ed Lease Rev 6.60% due 9/1/2022	4.5%
	Goldman Sachs 5.95% due 1/15/2027	4.4%
	ConocoPhillips 6.00% due 1/15/2020	4.3%
	Federal Home Loan Bank 5.375% due 9/9/2016	4.3%
	City of Burlington Taxable GO 2009 Series B 5.75% due 11/1/2028	4.1%
	Cingular Wireless (AT&T) 7.125% due 12/15/2031	4.1%
	Federal Farm Credit Bank 4.50% due 1/5/2018	4.0%
	Milan Co. MI Area Schools 6.45% due 5/1/2024	3.9%
	Graves Co. KY SCD Bldg. Lease Rev. 5.95% due 6/01/2024	3.9%
	Dupage Co. II CCD #502 5.50% due 1/1/2026	3.9%

November 30, 2009 Annual Report | 11

Sextant Bond Income Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2009

For the fiscal year ended November 30, 2009, the Sextant Bond Income Fund returned 16.33%, the highest fiscal-year annual return since 1995. This annual return compared modestly with that of its Morningstar Category "Intermediate Term Bond" peer group, which returned 18.72% during the same period. Reflecting the year's bond market recovery, the share price moved from $4.46 to $4.96. Volatility is indicated by a maximum price variation of 11.2% during the year. For the five years ended November 30, 2009, the Fund provided a 4.23% annualized total return; for the ten years ended November 30, 2009, the Fund provided a 5.92% annualized total return. During the same period, Fund shares outstanding rose 7%, and total net assets rose 19.5%. The Fund's net expense ratio remained at 0.90%, reflecting Saturna Capital's voluntary actions to cap total expenses.

Factors Affecting Past Performance

The collapse of the U.S. economy and the extraordinary fiscal and monetary policy response by U.S. government institutions were the dominant forces affecting fund returns. Short-term rates were driven down by near-zero overnight Federal Funds rates. Long interest rates were pushed temporarily lower using quantitative easing policies. As a result, long rates exceed short rates by an unprecedented degree. Underwriting activity, secondary market liquidity, and credit spreads have returned to normal. Pointedly, the number of bond dealers continued to decline.

For the fiscal year ended November 30th, long-term U.S. Treasury bonds appreciated only 1%. U.S. Treasury Inflation Protected Securities ("TIPS") returned a cautionary 18%. Long-term investment-grade corporate bonds returned almost 38%. Low quality issues (BB) rebounded even more, returning just over 41%. The Fund's modest investment in U.S. Treasury securities helped returns. The Fund's intermediate to long dollar weighted average maturity limited returns.

New issue underwriting, especially in the new asset class of Build America Bonds ("BABS"), was and is thriving. Initially, these bonds were not well understood and were underpriced. The Fund took advantage of this opportunity and invested in several of the taxable municipal bonds. Please note the "Municipal" sections of the Schedule of Investments on page 14. In general, investment grade bond prices recovered their 2008 losses. What arrived as a crisis, departed as a buying opportunity — at least for high-grade securities.

Looking Forward

We expect global de-leveraging to continue and default rates to subside. As the world economy recovers and emerging capital markets mature, we expect the U.S. and U.S. corporate borrowers to pay relatively stiffer terms as lenders seek more stable currencies and more vibrant economies to deploy capital. We expect long-term rates to rise modestly. However, global deflationary pressures may mute the overall impact on nominal U.S. rates. So far, Asia can still save and is willing to invest much of the money the U.S. wants to spend.

An economic recovery and the subsequent withdrawal of the fiscal and monetary stimulus are key to our outlook for long-term rates. Current stimulus policies are damaging U.S. creditworthiness and are weakening the U.S. dollar. These policies will be withdrawn at some point. While post-stimulus equilibrium rates will undoubtedly be higher, the transition to those higher rates may be slow and may not lead to a rapid decline in long-term bond prices.

We will continue to selectively acquire new issues while remaining vigilant for issuer credit impairment. We may passively shorten the Fund's dollar-weighted average maturity as monetary policy is firmed and long-term rates revert to more normal levels. However, the potential for a significant increase in long rates remains a real, if remote, possibility. We look forward to new opportunities to invest in creditworthy assets at discounted values.

Management Fee Calculations

The Sextant Bond Income Fund calculates its management fee based on a comparison of the Fund's return to the return of Morningstar's™ "Intermediate-Term Bond" category. The Fund's 12-month return (16.33%) was more than two percent percent below the Morningstar™ average (18.72%) at month-end November 30, 2009. Therefore, the basic annual management fee of 0.60% was decreased to 0.40% annually for the month of December 2009. Note that the management fee and distribution expense are almost entirely waived due to the adviser's voluntary cap (at 0.90%) on total Fund expenses.

Bond Quality Diversification

Based on net assets as of 11/30/2009. Source: Moody's Investors Services. When ratings are not available from Moody's, Standard and Poor's is used as a supplemental source.

12 | November 30, 2009 Annual Report

Sextant Bond Income Fund

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Agriculture
Archer Daniels Midland	7.00% due 2/1/2031	$100,000	$115,178	2.9%

Automotive
AutoZone	5.50% due 11/15/2015	95,000	103,435	2.6%

Banking
CitiCorp	7.25% due 10/15/2011	50,000	52,840	1.3%
Comerica Bank	7.125% due 12/1/2013	50,000	50,082	1.3%
		100,000	102,922	2.6%

Building
Lowe's Companies	8.25% due 6/1/2010	50,000	51,949	1.3%
Masco	7.125% due 8/15/2013	60,000	62,611	1.6%
		110,000	114,560	2.9%

Chemicals
Air Products & Chemicals	8.75% due 4/15/2021	50,000	66,881	1.7%

Electronics
Phillips Electronics	7.25% due 8/15/2013	75,000	86,346	2.2%

Energy
Baker Hughes	6.875% due 1/15/2029	100,000	116,131	2.9%
ConocoPhillips	6.00% due 1/15/2020	150,000	168,498	4.3%
		250,000	284,629	7.2%

Finance
Goldman Sachs	5.95% due 1/15/2027	180,000	173,809	4.4%
Morgan Stanley Dean Witter	6.75% due 10/15/2013	50,000	55,570	1.4%
Paine Webber Group	7.625% due 2/15/2014	50,000	56,323	1.4%
		280,000	285,702	7.2%

Food Production
ConAgra	7.875% due 9/15/2010	4,000	4,208	0.1%
Hershey Foods	6.95% due 8/15/2012	50,000	56,648	1.4%
H.J. Heinz	6.00% due 3/15/2012	75,000	81,456	2.1%
		129,000	142,312	3.6%

Insurance
Allstate	7.50% due 6/15/2013	50,000	57,506	1.5%
Progressive	7.00% due 10/1/2013	75,000	83,007	2.1%
Travelers Companies	5.50% due 12/1/2015	125,000	139,769	3.5%
		250,000	280,282	7.1%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 13

Sextant Bond Income Fund

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Machinery
Caterpillar	9.375% due 8/15/2011	$40,000	$44,527	1.1%
Deere & Co.	8.10% due 5/15/2030	95,000	125,380	3.2%
		135,000	169,907	4.3%

Medical
Pharmacia	6.50% due 12/1/2018	100,000	116,267	2.9%

Metal Ores
BHP Finance U.S.A.	5.25% due 12/15/2015	125,000	138,475	3.5%

Municipal General Obligation
City of Burlington Taxable GO 2009 Series B	5.75% due 11/1/2028	160,000	163,523	4.1%
Dupage Co. II CCD #502	5.50% due 1/1/2026	150,000	151,230	3.9%
Milan Co. MI Area Schools	6.45% due 5/1/2024	150,000	154,749	3.9%
		460,000	469,502	11.9%

Municipal Revenue
Graves Co. KY SCD Bldg. Lease Rev.	5.95% due 6/01/2024	150,000	151,474	3.9%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 9/1/2022	160,000	178,762	4.5%
		310,000	330,236	8.4%

Retail
Dayton Hudson (Target Stores)	10.00% due 1/1/2011	50,000	53,381	1.4%
Wal-Mart Stores	7.25% due 6/1/2013	45,000	53,182	1.3%
		95,000	106,563	2.7%

Telecommunications
Cingular Wireless (AT&T)	7.125% due 12/15/2031	140,000	160,991	4.1%

Transportation
Southwest Airlines	6.50% due 3/1/2012	75,000	79,187	2.0%

U.S. Government Agency
Federal Farm Credit Bank	4.50% due 1/5/2018	150,000	159,244	4.0%
Federal Home Loan Bank	5.375% due 9/9/2016	150,000	168,104	4.3%
		300,000	327,348	8.3%

Utilities
Commonwealth Edison	7.50% due 7/1/2013	50,000	56,658	1.4%
Florida Power & Light	5.95% due 10/1/2033	100,000	109,446	2.8%
Sempra Energy	7.95% due 3/1/2010	50,000	50,884	1.3%
		200,000	216,988	5.5%

Total investments	(Cost = $3,504,962)	$3,379,000	3,697,711	93.6%
Other assets (net of liabilities)			253,563	6.4%
Total net assets			$3,951,274	100.0%

(The accompanying notes are an integral part of these financial statements.)

14 | November 30, 2009 Annual Report

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of November 30, 2009

Assets
Investments in securities, at value (Cost $3,504,962)	$3,697,711
Cash	191,575
Interest receivable	70,888
Receivable for Fund shares sold	756
Due from affiliates	662
Insurance reserve premium	400
Total assets		3,961,992
Liabilities
Accrued expenses	6,619
Payable for Fund shares redeemed	3,136
Accrued distribution fee	800
Distributions payable	163
Total liabilities		10,718
Net assets		$3,951,274

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$3,841,344
Unrealized net appreciation on investments	192,749
Accumulated net realized loss	(82,819)
Net assets applicable to Fund shares outstanding		$3,951,274

Fund shares outstanding		797,429

Net asset value, offering and redemption price per share		$4.96

Statement of Operations
Year ended Nov. 30, 2009

Investment income
Interest income	$191,268
Gross investment income		191,268
Expenses
Investment adviser fees	26,565
Filing and registration fees	11,397
Distribution fees	8,930
Audit fees	6,461
Trustee fees	1,982
Insurance	1,669
Printing and postage	1,432
Chief Compliance Officer expenses	1,300
Legal fees	505
Other expenses	330
Custodian fees	177
Total gross expenses	60,748
Less adviser fees waived	(28,633)
Less custodian fee credits	(177)
Net expenses		31,938
Net investment income		$159,330

Net realized gain (loss) on investments
Proceeds from sales	$1,219,844
Less cost of securities sold (based on identified cost)	1,240,311
Net realized loss on investments		(20,467)
Net change in unrealized appreciation (depreciation) on investments
End of year	192,749
Beginning of year	(208,137)
Net increase in unrealized appreciation		400,886
Net gain on investments		380,419

Net increase in net assets resulting from operations		$539,749

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 15

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2009	Year ended Nov. 30, 2008
Increase (decrease) in net assets from operations:
From operations
Net investment income	$159,330	$160,044
Net realized gain (loss) on investments	(20,467)	(29,521)
Net increase (decrease) in unrealized appreciation	400,886	(299,454)
Net increase (decrease) in net assets	539,749	(168,931)
Distributions to shareholders from
Net investment income	(160,437)	(160,044)
Capital share transactions
Proceeds from sales of shares	406,223	355,383
Value of shares issued in reinvestment of dividends	158,456	154,961
Early redemption fees retained	-	14
Cost of shares redeemed	(298,840)	(287,423)
Net increase in net assets	265,839	222,935
Total increase (decrease) in net assets	645,151	(106,040)

Net assets
Beginning of year	3,306,123	3,412,163
End of year	$3,951,274	$3,306,123

Shares of the Fund sold and redeemed
Number of shares sold	86,317	77,146
Number of shares issued in reinvestment of dividends	33,500	32,872
Number of shares redeemed	(64,168)	(63,078)
Net increase in number of shares outstanding	55,649	46,940

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2009	2008	2007	2006	2005
Net asset value at beginning of year	$4.46	$4.91	$4.92	$4.92	$5.06
Income from investment operations
Net investment income	0.21	0.22	0.22	0.22	0.21
Net gain (loss) on securities (both realized and unrealized)	0.50	(0.45)	(0.01)	0.002	(0.14)
Total from investment operations	0.71	(0.23)	0.21	0.22	0.07
Less distributions
Dividends (from net investment income)	(0.21)	(0.22)	(0.22)	(0.22)	(0.21)
Total distributions	(0.21)	(0.22)	(0.22)	(0.22)	(0.21)
Paid-in capital from early redemption fees¹	-	0.00²	0.00²	0.00²	0.00²

Net asset value at end of year	$4.96	$4.46	$4.91	$4.92	$4.92

Total return	16.33%	(4.80)%	4.53%	4.73%	1.40%

Ratios / supplemental data
Net assets ($000), end of year	$3,951	$3,306	$3,412	$3,384	$3,050
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.70%	1.45%	1.38%	1.27%	0.97%
After fee waivers and custodian fee credits	0.89%	0.91%	0.90%	0.90%	0.94%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	4.46%	4.68%	4.64%	4.64%	4.26%
Portfolio turnover rate	38%	9%	22%	36%	4%
¹Early redemption fee adopted March 29, 2005	²Amount is less than $0.01

(The accompanying notes are an integral part of these financial statements.)

16 | November 30, 2009 Annual Report

Sextant Core Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2009
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant Core Fund	21.81%	N/A	N/A	1.54%
Dow Jones Moderate U.S. Portfolio Index	27.44%	4.18%	4.83%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $10,072 versus $9,715 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus dated March 27, 2009, incorporating results for the for the fiscal year ending November 30, 2008 and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation. It began operations March 30, 2007.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
	U.S. Treasury Bond 8.125% due 8/15/2021	5.2%
	Genentech 4.40% due 7/15/2010	3.7%
	U.S. Treasury Bond 5.5% due 8/15/2028	2.8%
	Emerson Electric 5.375% due 10/15/2017	2.6%
	E.I. du Pont de Nemours 5.25% due 12/15/2016	2.6%
	Verizon New England 6.50% due 9/15/2011	2.6%
	Bellsouth 4.75% due 11/15/2012	2.6%
	Home Depot 5.40% due 3/1/2016	2.6%
	Xerox 7.625% due 6/15/2013	2.5%
	Berkley WR 5.875% due 2/15/2013	2.4%

November 30, 2009 Annual Report | 17

Sextant Core Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2009

Our fiscal year began December 1, 2008 following what looked like a market bottom earlier in November. However, the following four months culminated in a market low on March 9, 2009. Then, boosted with almost free money, the equity and credit markets recovered remarkably with the S&P 500 Index gaining 62% to November 30, 2009.

Looking at the Sextant Core Fund's performance for the year ended November 30, 2009, total annual returns were 21.81% as compared with 26.18% for Morningstar's Moderate Allocation category. However, in the previous year the Fund's conservative posture allowed it to outperform this same benchmark by 4.6%. This reflected the conservative nature of the portfolio in an environment rewarding those investors who took risk. The Fund's holdings continue to reflect a focus on capital preservation with new positions such as H.J. Heinz, Total, and Williams Companies, having strong track records of earnings growth and returning cash flow to investors. The Fund also added to existing positions with firms having similar attributes. Clear growth opportunities have also been a focus with new positions, Express Scripts and Devon Energy among them. However, it is our conservative focus that we highlight, while continuing to manage the fund with an eye to balancing capital appreciation and capital preservation. On the fixed income side, the Fund took profits in a Treasury position in January 2009 at a time when Treasury yields were at historic lows. Other government Treasurys were added later in the fiscal year to increase portfolio duration. Certain investment grade corporate bonds having maturities under 10 years were also added to the Fund's holdings. Given the weight of these instruments within the fixed income portfolio, the previously mentioned decrease in credit spreads relative to treasury yields also benefited investors in fiscal 2009.

Strategy

The investment policy for the Sextant Core Fund calls for it to be invested 40% in fixed income securities (including cash) and 60% in equity securities. The Fund increased its weight in fixed income securities during the height of the credit crisis but has since brought allocations back to policy levels. The current environment is seen to have significant negative implications for bond investors with expectations that inflation will return once the economy regains its footing. With the Federal Reserve continuing its near-zero Federal Funds rate policy, the yield curve has steepened to near record levels. Consequently, expectations are that the Federal Reserve will reverse its easy money policy late in 2010. We have sought to mitigate this risk by creating a "barbell" portfolio with corporate credits in the front end of the yield curve combined with long-dated treasuries. While it does not eliminate risk to fixed income values, we feel it better positions the portfolio for the prospect of higher central bank rates.

Looking Forward

Fixed Income

We intend to maintain portfolio duration of a minimum of 4.5 years with a view to continuing our barbell strategy for this part of the portfolio. While uncertainty exists on the timing of the change in Federal Reserve monetary policy, we prepare for the eventuality. With credit spreads down near levels last seen before the financial crisis started, we are cognizant of the need to exercise discipline in choosing income-oriented assets.

Equities

We continue to maintain our conservative approach to equity positions within the portfolio. With expectations that the equity markets will to continue to rise in a recovering economic environment there is a temptation to cast reservations aside and run with the crowd. However, our standard methodology of looking at opportunities in light of known risks will continue to guide our investment processes. We believe in our investment philosophy and our processes and will continue to manage investor capital as if it were our own. And to a large degree, it is: on November 30, 2009, the trustees, officers, and their affiliates as a group owned 47.9% of the Fund's shares.

Management Fee Calculations

The Sextant Core Fund calculates its management fee based on a comparison of the Fund's return to the return of Morningstar's™ "Moderate Allocation Funds" category. The Fund's 12-month return (21.81%) was more than four percent below the Morningstar™ category average (26.18%) at month-end November 30, 2009. Therefore, the maximum performance decrease of 0.30% was subtracted from the basic 0.60% annual management fee for the month of December 2009.

Bond Quality Diversification

Based on net assets as of 11/30/2009. Source: Moody's Investors Services. When ratings are not available from Moody's, Standard and Poor's is used as a supplemental source.

18 | November 30, 2009 Annual Report

Sextant Core Fund

Schedule of Investments

Equities — 60.0%
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Country¹	Percentage of Assets
Aerospace
Lockheed Martin	LMT	400	$38,856	$30,892		0.7%

Banking
Australia & New Zealand Banking Group ADS	ANZBY	3,000	67,942	60,750	Australia	1.5%
JP Morgan Chase	JPM	550	20,563	23,369		0.6%
Nomura Holdings ADR	NMR	700	14,469	5,026	Japan	0.1%
PNC Bank	PNC	600	42,748	34,206		0.8%
Toronto-Dominion Bank	TD	550	35,553	34,672	Canada	0.8%
			181,275	158,023		3.8%

Building
CRH ADS	CRH	600	26,439	15,480	Ireland	0.4%
Lowe's Companies	LOW	900	28,519	19,629		0.5%
			54,958	35,109		0.9%

Chemicals
BASF ADS	BASFY	400	22,550	24,236	Germany	0.6%
Praxair	PX	700	44,349	57,421		1.4%
RPM International	RPM	1,000	23,110	19,600		0.4%
			90,009	101,257		2.4%

Computer Hardware
Taiwan Semiconductor ADS	TSM	4,034	34,590	41,913	Taiwan	1.0%

Computers
Adobe Systems²	ADBE	1,100	45,474	38,588		0.9%
Apple²	AAPL	250	28,478	49,978		1.2%
Hewlett-Packard	HPQ	1,000	37,989	49,060		1.2%
			111,941	137,626		3.3%

Cosmetics & Toiletries
Procter & Gamble	PG	900	58,842	56,115		1.3%

Diversified Operations
Honeywell International	HON	850	42,855	32,699		0.8%
3M	MMM	600	50,092	46,464		1.1%
Tomkins ADS	TKS	750	15,945	8,498	United Kingdom	0.2%
			108,892	87,661		2.1%

Energy
Arch Coal	ACI	2,000	36,980	41,720		1.0%
ConocoPhillips	COP	1,250	79,855	64,713		1.6%
Devon Energy	DVN	1,000	69,288	67,350		1.6%
Noble	NE	1,600	69,551	66,096	Switzerland	1.6%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 19

Sextant Core Fund

Schedule of Investments

Equities — 60.0%
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Country¹	Percentage of Assets
Energy (continued)
Norsk Hydro ADS²	NHYD	2,000	$27,226	$14,100	Norway	0.3%
StatoilHydro ADS	STO	2,003	49,259	49,434	Norway	1.2%
Total ADS	TOT	1,100	60,835	68,409		1.6%
Williams Companies	WMB	3,000	48,330	59,670		1.4%
			441,324	431,492		10.3%

Food Production
General Mills	GIS	1,000	57,763	68,000		1.6%
H.J. Heinz	HNZ	1,000	35,739	42,450		1.0%
PepsiCo	PEP	1,000	66,423	62,220		1.5%
Unilever ADS	UL	1,600	51,119	47,248	United Kingdom	1.2%
			211,044	219,918		5.3%

Hotels & Motels
Orient-Express Hotels Class A²	OEH	1,000	56,450	8,360	Bermuda	0.2%

Instruments — Control
Parker Hannifin	PH	450	25,890	24,282		0.6%

Insurance
Chubb	CB	750	39,270	37,605		0.9%
ING Groep ADS²	ING	400	16,992	3,800	Netherlands	0.1%
			56,262	41,405		1.0%

Medical
Eli Lilly	LLY	1,000	54,703	36,730		0.9%
Express Scripts²	ESRX	500	28,150	42,900		1.0%
GlaxoSmithKline ADS	GSK	500	26,859	20,735	United Kingdom	0.5%
Humana²	HUM	1,000	37,627	41,510		1.0%
Johnson & Johnson	JNJ	700	43,180	43,988		1.0%
Monsanto	MON	600	49,387	48,450		1.2%
Novartis ADR	NVS	800	35,586	44,480	Switzerland	1.1%
Novo Nordisk ADS	NVO	400	18,098	26,688	Denmark	0.6%
Genzyme²	GENZ	400	22,062	20,280		0.5%
UnitedHealth Group	UNH	2,000	83,055	57,340		1.4%
			398,707	383,101		9.2%

Metal Ores
Alcoa	AA	2,000	56,062	25,040		0.6%
Anglo American ADR²	AAUKY	1,119	33,771	24,036	South Africa	0.6%
BHP Billiton ADS	BHP	650	31,866	48,945	Australia	1.2%
Freeport-McMoRan Copper & Gold Class B²	FCX	200	13,324	16,560		0.4%
			135,023	114,581		2.8%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

20 | November 30, 2009 Annual Report

Sextant Core Fund

Schedule of Investments

Equities — 60.0%
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Country¹	Percentage of Assets
Paper & Paper Products
Kimberly-Clark	KMB	625	$43,002	$41,231		1.0%

Publishing
McGraw-Hill	MHP	1,000	58,293	29,960		0.7%
Pearson ADS	PSO	3,100	46,698	42,780	United Kingdom	1.0%
			104,991	72,740		1.7%

Shoes & Related Apparel
Nike Class B	NKE	900	51,646	58,401		1.4%

Steel
Nucor	NUE	800	48,085	33,928		0.8%

Telecommunications
AT&T	T	2,600	78,553	70,044		1.7%
China Mobile ADS	CHL	500	23,058	23,435	China	0.6%
Harris	HRS	550	26,585	24,145		0.6%
Harris Stratex Networks²	HSTX	136	1,554	854		0.0%³
Telefonica ADS	TEF	500	37,082	43,315	Spain	1.0%
Telemex International	TII	1,200	25,346	18,504	Mexico	0.4%
			192,178	180,297		4.3%

Tools
Black & Decker	BDK	350	29,654	21,242		0.5%

Transportation
Allegiant Travel²	ALGT	1,000	42,019	41,230		1.0%
Canadian National Railway	CNI	800	40,237	42,080	Canada	1.0%
LAN Airlines ADS	LFL	3,500	48,996	53,970	Chile	1.3%
			131,252	137,280		3.3%

Utilities
FPL Group	FPL	600	36,752	31,182		0.8%
IDACORP	IDA	900	30,463	26,613		0.6%
NRG Energy²	NRG	1,200	29,348	28,728		0.7%
			96,563	86,523		2.1%

Total equities			$2,701,434	$2,503,377		60.0%

Bonds — 36.9%
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Building Products
Home Depot	5.40% due 3/1/2016	100,000	106,608	2.6%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 21

Sextant Core Fund

Schedule of Investments

Bonds — 36.9%
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Chemicals
E.I. du Pont de Nemours	5.25% due 12/15/2016	$100,000	$108,686	2.6%

Electronics
Emerson Electric	5.375% due 10/15/2017	100,000	109,606	2.6%

Finance Services
Western Union	5.93% due 10/1/2016	30,000	$33,093	0.8%

Insurance
Berkley WR	5.875% due 2/15/2013	100,000	102,553	2.4%

Medical
Genentech	4.40% due 7/15/2010	150,000	153,487	3.7%

Office Equipment
Staples	7.375% due 10/1/2012	90,000	99,013	2.4%
Xerox	7.625% due 6/15/2013	100,000	103,057	2.5%
		190,000	202,070	4.9%

Telecommunications
Bellsouth	4.75% due 11/15/2012	100,000	107,681	2.6%
Verizon New England	6.50% due 9/15/2011	100,000	107,682	2.6%
		200,000	215,363	5.2%

Transportation
CSX	6.75% due 3/15/2011	95,000	101,199	2.4%

U.S. Government
U.S. Treasury Bond	8.125% due 8/15/2021	150,000	216,141	5.2%
U.S. Treasury Bond	5.50% due 8/15/2028	100,000	119,187	2.8%
U.S. Treasury Bond	5.375% due 2/15/2031	60,000	70,641	1.7%
		310,000	405,969	9.7%

Total bonds		$1,375,000	$1,538,634	36.9%

Rights — 0.0%	Number of Shares	Tax Cost	Market Value	Country¹	Percentage of Assets
ING Groep NV	342	$0	$0	Netherlands	0.0%³

Total investments	(Cost $4,181,825)	4,042,011	96.9%
Other assets (net of liabilities)		$128,808	3.1%
Total net assets		$4,170,819	100.0%
¹Equities are issued from U.S. Domestic companies where no Country is listed. ²Non-income producing. ³Amount is less than 0.01% ADS: American Depositary Share ADR: American Depositary Receipt

(The accompanying notes are an integral part of these financial statements.)

22 | November 30, 2009 Annual Report

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2009

Assets
Investments in securities, at value (Cost $4,181,825)	$4,042,011
Cash	336,385
Dividends and interest receivable	28,730
Receivable for Fund shares sold	2,173
Total assets		4,409,299
Liabilities
Payable for securities purchased	230,068
Accrued expenses	5,119
Payable to affiliates	2,440
Accrued distribution fee	853
Total liabilities		238,480
Net assets		$4,170,819

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$4,448,511
Accumulated net realized loss	(137,878)
Unrealized net depreciation on investments	(139,814)
Net assets applicable to Fund shares outstanding		$4,170,819

Fund shares outstanding		435,593

Net asset value, offering and redemption price per share		$9.58

Statement of Operations
Year ended Nov. 30, 2009

Investment income
Interest income	$61,949
Dividend income (net of foreign tax of $3,019)	53,175
Gross investment income		115,124
Expenses
Investment adviser fees	29,660
Filing and registration fees	11,251
Distribution fees	8,607
Audit fees	5,083
Other expenses	2,063
Printing and postage	1,825
Chief Compliance Officer expenses	1,632
Trustee fees	942
Legal fees	173
Custodian fees	172
Total gross expenses	61,408
Less custodian fee credits	(172)
Net expenses		61,236
Net investment income		$53,888

Net realized gain (loss) on investments
Proceeds from sales	$1,275,338
Less cost of securities sold (based on identified cost)	1,338,333
Net realized loss on investments		(62,995)
Net change in unrealized appreciation (depreciation) on investments
End of year	(139,814)
Beginning of year	(801,118)
Net decrease in unrealized depreciation		661,304
Net gain on investments		598,309

Net increase in net assets resulting from operations		$652,197

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 23

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2009	Year ended Nov. 30, 2008
Increase (decrease) in net assets from operations:
From operations
Net investment income	$53,888	$70,977
Net realized gain (loss) on investments	(62,995)	(75,141)
Net increase (decrease) in unrealized appreciation	661,304	(994,761)
Net increase (decrease) in net assets	652,197	(998,925)
Distributions to shareholders from
Net investment income	(54,992)	(70,977)
Return of capital	-	(788)
	(54,992)	(71,765)
Capital share transactions
Proceeds from sales of shares	1,191,517	616,684
Value of shares issued in reinvestment of dividends	54,992	71,765
Early redemption fees retained	-	-
Cost of shares redeemed	(754,617)	(443,301)
Net increase in net assets	491,892	245,148
Total increase (decrease) in net assets	1,089,097	(825,542)

Net assets
Beginning of year	3,081,722	3,907,264
End of year	$4,170,819	$3,081,722

Shares of the Fund sold and redeemed
Number of shares sold	141,315	64,423
Number of shares issued in reinvestment of dividends	5,740	9,004
Number of shares redeemed	(98,320)	(52,638)
Net increase in number of shares outstanding	48,735	20,789

Financial Highlights	Year ended Nov. 30,		Period ended
Selected data per share of outstanding capital stock throughout each year:	2009	2008	Nov. 30, 2007¹
Net asset value at beginning of year	$7.97	$10.67	$10.00
Income from investment operations
Net investment income	0.13	0.19	0.12
Net gain (loss) on securities (both realized and unrealized)	1.61	(2.70)	0.69
Total from investment operations	1.74	(2.51)	0.81
Less distributions
Dividends (from net investment income)	(0.13)	(0.19)	(0.12)
Distribution in excess (from net investment income)	-	-	(0.02)
Return of capital	-	0.00²	-
Total distributions	(0.13)	(0.19)	(0.14)
Paid-in capital from early redemption fees	-	-	0.00²

Net asset value at end of year	$9.58	$7.97	$10.67

Total return	21.81%	(23.52)%	8.12%³

Ratios / supplemental data
Net assets ($000), end of year	$4,171	$3,082	$3,907
Ratio of expenses to average net assets
Before custodian fee credits	1.78%	1.54%	1.35%[4]
After custodian fee credits	1.78%	1.53%	1.21%[4]
Ratio of net investment income after custodian fee credits to average net assets	1.57%	1.89%	2.08%[4]
Portfolio turnover rate	40%	16%	7%³
¹Fund commenced operations March 30, 2007 ²Amount is less than $0.01 ³ Since inception March 30, 2007; not annualized [4]Annualized

(The accompanying notes are an integral part of these financial statements.)

24 | November 30, 2009 Annual Report

Sextant Growth Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2009
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant Growth Fund	18.98%	3.20%	3.48%	1.25%
S&P 500 Index	25.39%	0.71%	-0.57%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 1999 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $14,073 versus $7,908 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus dated March 27, 2009, incorporating results for the for the fiscal year ending November 30, 2008 and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
	Apple	7.4%
	Amazon.com	3.8%
	Allegiant Travel	3.1%
	Charles Schwab	2.1%
	3Com	2.1%
	Banner	1.9%
	Freeport-McMoRan Copper & Gold Class B	1.9%
	Noble	1.9%
	Devon Energy	1.9%
	Honeywell International	1.8%

November 30, 2009 Annual Report | 25

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2009

For the fiscal year ended November 30, 2009, the Sextant Growth Fund gained 18.98%. This compares with the broader S&P 500 Index's 25.39% gain. Our steady results attracted new investments, and Fund assets jumped 77.09%. The Fund's annual expense ratio rose from 1.24% to 1.34%, reflecting the performance bonus element of the management fee.

Factors Affecting Past Performance

In 2008, the U.S. economy fell into a major recession. The worst financial crisis in generations bankrupted major firms, and the over-extended real estate and construction markets tumbled further across the land. But "the end of the world" never arrived, and economies generally report growth resumption by the fourth quarter of 2009. Companies cut staff and other expenses, leading many to report solid earnings for 2009.

The accompanying tables and graphs show the Fund's industry allocation and largest holdings. During the market recovery that started in March, our large temporary cash holdings meant we trailed the averages. Computers is our largest industry, and performed well for us. Recovering economic activity meant commodity prices increased, helping our cyclical and resource-based issues. We continued a low exposure to the risky banking and financial sectors.

The Sextant Growth Fund seeks long-term growth through investment in common stocks of U.S. domiciled companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings and price/book ratios. Our largest holding, Apple, more than doubled during the fiscal year on continued gains from their innovative products. Our second largest holding, Amazon.com, more than tripled as profits from online retailing exploded. New to the portfolio is Allegiant Travel, a discount resort airline now recognized as the most-consistently profitable airline in the U.S.

Income is not a major consideration in portfolio selection, but we favor companies that institute or increase dividend payouts. Our low portfolio turnover meant we realized few market gains, minimizing the taxable capital gains distribution at year-end.

Looking Forward

The world economy has recovered from a deep recession, caused by 2008's financial collapse. Monetary policies are still highly stimulative, aided by federal government policies that ignore the costs of its lavish spending habit. Most of the money lent the largest financial institutions during the crisis has been repaid, with dividends and interest. There are fewer leveraged banks, private equity and venture capital firms — and the federal government seeks to restrict them further. Banks are very cautious in their new lending, and commercial real estate and construction loans are almost non-existent. Masschusetts voters cautioned federal politicians that "change" in our society wasn't their desire. Local governments, without their own printing presses are forced to (1) cut expenditures as revenues decline and (2) join the Washington D.C. lobbyists seeking federal handouts.

Burdened by decades of overspending and borrowing, the financial systems in most countries will take years to recover. Commodity output and prices are increasing as demand surges in emerging markets. Developing world economies, such as India and China, look to grow faster than older and less competitive countries like Britain and the United States. Interest rates, which fell to almost zero in 2008, will rise slowly once recovery becomes certain. Europe, with its many cultures, is being pulled at the edges.

Our analysts increasingly travel the country and the world, believing that first-hand observations are needed when conditions are so murky. We continue our focus on larger companies, which tend to be more stable over time. Technology and health company investments should be profitable.

The volatility, risks, and returns of the stock market will continue. The poor stock market performances of 2000 through 2002 were reversed in 2003 through 2007 as stocks again provided investors with strong investment returns. The market collapse of 2008 was reversed in 2009. Investors burned from speculation are returning to the equity markets for quality securities. Rising earnings are the long-term response to the obvious risk of explosive future inflation.

A long-term approach is the best opportunity to prosper: For the most difficult decade ending November 30, 2009, the Fund provided a 3.48% annualized total return. While below the averages established over many decades for stock investing, it is superior to the zero returns investors currently receive on cash, short-term equivalents, or money under the mattress.

Management Fee Calculations

The Sextant Growth Fund calculates part of its management fee based on a comparison of the Fund's return to the average return in Morningstar's "Large Growth" category. The Fund's 12-month return (18.98%) was more than four percent below the Morningstar™ category average (34.10%) at month-end November 30, 2009. Therefore, the maximum performance decrease of 0.30% was subtracted from the basic 0.60% annual management fee for the month of December 2009.

26 | November 30, 2009 Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Banking
Banner	BANR	150,000	$499,265	$418,500	1.9%
Washington Banking	WBCO	10,000	111,246	100,100	0.5%
			610,511	518,600	2.4%

Building
KB Home	KBH	20,000	272,853	271,000	1.3%
Lowe's Companies	LOW	15,000	295,388	327,150	1.5%
Weyerhaeuser	WY	9,000	416,645	350,460	1.6%
			984,886	948,610	4.4%

Computers
3Com¹	COMS	60,000	279,943	442,200	2.1%
Adobe Systems¹	ADBE	7,600	39,971	266,608	1.3%
Apple¹	AAPL	8,000	67,473	1,599,280	7.4%
Hewlett-Packard	HPQ	7,000	157,040	343,420	1.6%
Intuit¹	INTU	9,000	197,624	262,890	1.2%
Oracle	ORCL	15,000	115,139	331,200	1.5%
			857,190	3,245,598	15.1%

Diversified Operations
Honeywell International	HON	10,000	330,476	384,700	1.8%
Raytheon Company	RTN	6,500	348,174	334,945	1.5%
			678,650	719,645	3.3%

Electronics
Advanced Micro Devices¹	AMD	10,000	41,708	70,100	0.3%
Agilent Technologies¹	A	13,000	312,921	375,960	1.8%
Harman International Industries	HAR	1,900	157,285	71,459	0.3%
Trimble Navigation¹	TRMB	14,000	202,081	312,620	1.5%
			713,995	830,139	3.9%

Energy
Devon Energy	DVN	6,000	381,365	404,100	1.9%
Noble	NE	10,000	210,629	413,100	1.9%
Spectra Energy	SE	13,000	236,250	252,330	1.2%
			828,244	1,069,530	5.0%

Finance
Charles Schwab	SCHW	25,000	79,726	458,250	2.1%

Food Production
Dr. Pepper Snapple Group¹	DPS	12,000	266,849	314,280	1.5%
PepsiCo	PEP	6,000	330,575	373,320	1.7%
			597,424	687,600	3.2%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 27

Sextant Growth Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Hotels & Motels
Red Lion Hotels¹	RLH	50,000	$224,859	$225,500	1.0%

Insurance
Chubb	CB	7,000	308,505	350,980	1.6%

Legal
FTI Consulting¹	FCN	5,000	227,007	231,300	1.1%

Medical
Abbott Laboratories	ABT	7,000	305,488	381,430	1.8%
Amgen¹	AMGN	3,700	111,703	208,495	1.0%
AmSurg¹	AMSG	15,000	324,804	310,650	1.4%
Eli Lilly	LLY	3,500	249,361	128,555	0.6%
Johnson & Johnson	JNJ	3,000	187,672	188,520	0.9%
Ligand Pharmaceuticals¹	LGND	10,000	112,072	19,800	0.1%
Pharmaceutical Product Development	PPDI	15,000	67,174	321,600	1.5%
Pfizer	PFE	15,000	223,500	272,550	1.2%
VCA Antech¹	WOOF	8,000	209,048	181,360	0.8%
			1,790,822	2,012,960	9.3%

Metal Ores
AK Steel Holding	AKS	10,000	173,789	200,000	0.9%
Alcoa	AA	30,000	394,483	375,600	1.8%
Freeport-McMoRan Copper & Gold Class B¹	FCX	5,000	273,395	414,000	1.9%
			841,667	989,600	4.6%

Publishing
John Wiley & Sons Class A	JW/A	8,000	235,103	299,600	1.4%

Real Estate
LoopNet¹	LOOP	20,000	156,091	203,800	0.9%

Retail
Amazon.com¹	AMZN	6,000	260,090	815,460	3.8%
Bed Bath & Beyond¹	BBBY	5,000	176,187	186,800	0.9%
Best Buy	BBY	8,000	366,920	342,640	1.6%
Staples	SPLS	6,000	144,720	139,920	0.6%
			947,917	1,484,820	6.9%

Steel
Nucor	NUE	4,000	189,851	169,640	0.8%

Telecommunications
AT&T	T	10,000	232,700	269,400	1.2%
Verizon	VZ	10,000	311,642	314,600	1.5%
			544,342	584,000	2.7%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

28 | November 30, 2009 Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Tools
Lincoln Electric Holdings	LECO	4,000	$180,617	$205,520	1.0%
Regal-Beloit	RBC	5,500	173,846	261,030	1.2%
			354,463	466,550	2.2%

Transportation
Alaska Air¹	ALK	10,000	286,762	299,000	1.4%
Allegiant Travel¹	ALGT	16,000	683,659	659,680	3.1%
Norfolk Southern	NSC	4,500	185,235	231,300	1.1%
United Parcel Service Class B	UPS	5,000	333,928	287,350	1.3%
			1,489,584	1,477,330	6.9%

Utilities
Duke Energy	DUK	10,000	172,211	166,800	0.8%
FPL Group	FPL	7,000	244,409	363,790	1.7%
IDACORP	IDA	6,000	159,539	177,420	0.8%
NRG Energy¹	NRG	10,000	234,150	239,400	1.1%
Sempra Energy	SRE	6,000	276,535	318,840	1.5%
			1,086,844	1,266,250	5.9%

Total investments			$13,747,681	18,240,302	84.7%
Other assets (net of liabilities)				3,293,328	15.3%
Total net assets				$21,533,630	100.0%
¹Non-income producing

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 29

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2009

Assets
Investments in securities, at value (Cost $13,747,681)	$18,240,302
Cash	3,322,572
Dividends receivable	19,253
Receivable for Fund shares sold	14,509
Insurance reserve premium	1,214
Total assets		21,597,850
Liabilities
Payable for Fund shares redeemed	38,539
Accrued expenses	10,573
Payable to affiliates	10,541
Accrued distribution fee	4,397
Distributions payable	170
Total liabilities		64,220
Net assets		$21,533,630

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$17,718,287
Unrealized net appreciation on investments	4,492,621
Accumulated net realized loss	(677,278)
Net assets applicable to Fund shares outstanding		$21,533,630

Fund shares outstanding		1,345,582

Net asset value, offering and redemption price per share		$16.00

Statement of Operations
Year ended Nov. 30, 2009

Investment income
Dividend income	$191,685
Miscellaneous income	21
Gross investment income		191,706
Expenses
Investment adviser fees	130,509
Distribution fees	43,854
Filing and registration fees	17,881
Audit fees	16,956
Printing and postage	6,659
Trustee fees	6,449
Other expenses	6,213
Chief Compliance Officer expenses	5,358
Legal fees	947
Custodian fees	876
Total gross expenses	235,702
Less custodian fee credits	(876)
Net expenses		234,826
Net investment income		$(43,120)

Net realized gain (loss) on investments
Proceeds from sales	$905,902
Less cost of securities sold (based on identified cost)	1,475,051
Net realized loss on securities sold	(569,149)
Litigation Gain	255
Net realized loss on investments		(568,894)
Net change in unrealized appreciation (depreciation) on investments
End of year	4,492,621
Beginning of year	427,120
Net increase in unrealized appreciation		4,065,501
Net gain on investments		3,496,607

Net increase in net assets resulting from operations		$3,453,487

(The accompanying notes are an integral part of these financial statements.)

30 | November 30, 2009 Annual Report

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2009	Year ended Nov. 30, 2008
Increase (decrease) in net assets from operations:
From operations
Net investment income	$(43,120)	$28,924
Net realized gain (loss) on investments	(568,894)	(108,384)
Net increase (decrease) in unrealized appreciation	4,065,501	(5,206,289)
Net increase (decrease) in net assets	3,453,487	(5,285,749)
Distributions to shareholders from
Net investment income	(4,892)	(25,378)
Capital gains distribution	-	(220)
	(4,892)	(25,598)
Capital share transactions
Proceeds from sales of shares	10,027,662	2,951,558
Value of shares issued in reinvestment of dividends	4,721	25,269
Early redemption fees retained	181	319
Cost of shares redeemed	(4,104,933)	(1,504,638)
Net increase in net assets	5,927,631	1,472,508
Total increase (decrease) in net assets	9,376,226	(3,838,839)

Net assets
Beginning of year	12,157,404	15,996,243
End of year	21,533,630	12,157,404

Undistributed net investment income	$ -	$4,891

Shares of the Fund sold and redeemed
Number of shares sold	732,266	187,107
Number of shares issued in reinvestment of dividends	295	1,879
Number of shares redeemed	(290,827)	(85,198)
Net increase in number of shares outstanding	441,734	103,788

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2009	2008	2007	2006	2005
Net asset value at beginning of year	$13.45	$19.99	$18.66	$17.11	$14.20
Income from investment operations
Net investment income (loss)	(0.04)	0.04	0.01	(0.02)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	2.59	(6.55)	1.80	1.74	2.96
Total from investment operations	2.55	(6.51)	1.81	1.72	2.94
Less distributions
Dividends (from net investment income)	(0.00)²	(0.03)	(0.01)	-	(0.00)²
Distributions (from capital gains)	-	(0.00)2	(0.47)	(0.17)	(0.03)
Total distributions	(0.00)²	(0.03)	(0.48)	(0.17)	(0.03)
Paid-in capital from early redemption fees¹	0.00²	0.00²	0.00²	0.00²	0.00²

Net asset value at end of year	$16.00	$13.45	$19.99	$18.66	$17.11

Total return	18.98%	(32.58)%	9.74%	10.06%	20.76%

Ratios / supplemental data
Net assets ($000), end of year	$21,534	$12,157	$15,996	$13,728	$9,006
Ratio of expenses to average net assets
Before custodian fee credits	1.34%	1.25%	1.32%	1.25%	1.28%
After custodian fee credits	1.34%	1.24%	1.30%	1.21%	1.24%
Ratio of net investment income (loss) after custodian fee credits to average net assets	(0.25)%	0.20%	0.09%	(0.12)%	(0.17)%
Portfolio turnover rate	7%	2%	3%	11%	4%
¹Early redemption fee adopted March 29, 2005	²Amount is less than $0.01

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 31

Sextant International Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2009
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant International Fund	24.22%	9.29%	6.50%	1.43%
AMEX International Index	31.63%	5.92%	1.93%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 1999 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $18,778 versus $9,399 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus dated March 27, 2009, incorporating results for the for the fiscal year ending November 30, 2008 and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
	Teck Resources	3.6%
	LAN Airlines ADS	2.1%
	Potash Corp. of Saskatchewan	2.0%
	Lihir Gold ADS	1.9%
	Banco Santander ADS	1.8%
	Vale ADR	1.8%
	Anglo American ADR	1.8%
	Infosys ADS	1.7%
	Teva Pharmaceutical Industries ADS	1.7%
	Canadian Pacific Railway	1.6%

32 | November 30, 2009 Annual Report

Sextant International Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2009

For the fiscal year ended November 30, 2009 — one of the most volatile periods in the history of international investing — the Sextant International Fund gained 24.22%. For the previous fiscal year (2008), the Fund lost 29.56%. The benchmark AMEX International Index did better for 2009, recovering by 31.63%.

The spreading of fixed expenses over higher assets and the performance fee element in the management fee meant the Fund's annual expense ratio decreased to 1.13% from 1.42%. The Fund paid a year-end income dividend of 3.2¢ per share, similar to last year's 2.8¢ income dividend.

Longer-Term Results

On page 2 of this Report are the comparative returns and percentile Morningstar category rankings as of December 31, 2009. Over the last three years, Sextant International Fund ranks in the very top (1st) percentile out of 635 funds in the category. For the last ten years, it ranks in the 7th percentile out of 249 funds. This exceptional long-term performance is attracting many new investors, and total Fund assets jumped by almost $75 million for fiscal 2009.

Factors Affecting Past Performance

In a recovering world economy awash with free stimulus funds, the U.S. dollar generally fell during 2009, helping the returns that foreign investments provided U.S. investors. Conservatively, we held large amounts in temporary cash and equivalent positions which protected the Fund but reduced our comparative returns. The Fund is diversified across industries and countries, favoring larger and more established companies that are more stable in difficult times.

Our portfolio remains most invested in Canada (helped in 2009 by resource and energy recoveries) and the UK (weakened by financial disasters). Recovering economic activity especially in the developing world meant commodity prices pushed back up, supporting our cyclical and resource-based issues. The accompanying tables and graphs show the industry allocation and our largest holdings. Other than cash and equivalents, our holdings in any one issue are small. Resources (metal ores) is now our largest industry, followed by telecommunications and medical. The world banking system survived the crisis and rallied in 2009, but it is hesitent to lend for new projects.

Looking Forward

The world is in a slow recovery from the recession caused by the 2008 world credit collapse. Money from stimulus programs flows freely, boosting stock markets. But governments must now scale back this free spending and raise interest rates, an outlook that scares us. Prices, especially for commodities, are rising. Foreign economies, especially emerging markets, are gaining the most — but their financial backbones remain obscured.

Sextant International Fund is broadly diversified in companies headquartered outside the United States. Many have worldwide operations, including in the U.S. Burdened by decades of overspending and borrowing, the financial systems of most countries will take years to recover. Interest rates, which fell to almost zero in 2008, will rise slowly once recovery becomes established. Europe, with its many cultures, is being pulled at the edges (Iceland, Greece). Countries outside the U.S. generally have lower corporate taxes, which increases earnings and stock values.

Our analysts increasingly travel the globe, believing that first-hand observations are needed when conditions are so murky. We continue to focus on larger companies, which tend to be more stable over time. We expect technology and health company investments to be profitable as we invest for the long-term. We prefer to hold cash rather than make risky investment bets.

Management Fee Calculations

The Sextant International Fund calculates part of its management fee based on a comparison of the Fund's return to the average return of its Morningstar™ category, "Foreign Large Blend." At November 30, 2009, the average one-year return for this category was 38.30%. Because the Fund's 12-month return (24.22%) underperformed this average by more than 4% at November 30, 2009, the maximum performance penalty of 0.30% annually was subtracted from the basic 0.60% annual management fee for the month of December 2009.

Countries
% of Fund Assets
Canada	13.5%
United Kingdom	9.6%
Spain	5.8%
Brazil	3.5%
Chile	3.4%
Mexico	3.3%
India	2.9%
Japan	2.7%
Australia	2.4%
France	2.4%
Indonesia	2.0%
Other Countries <2%	13.9%
Other assets	34.6%

November 30, 2009 Annual Report | 33

Sextant International Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Country	Percentage of Assets
Automotive
Nissan Motor ADS	NSANY	45,000	$357,351	$649,350	Japan	0.7%

Banking
Australia & New Zealand Banking Group ADS	ANZBY	40,000	675,400	810,000	Australia	0.8%
AXA ADS	AXA	17,000	376,633	420,920	France	0.4%
Banco Bilbao Vizcaya Argentaria	BBVA	50,000	706,547	950,500	Spain	1.0%
Banco Santander ADS	STD	101,098	823,848	1,748,995	Spain	1.8%
ICICI Bank	IBN	30,000	655,803	1,116,000	India	1.2%
Mitsubishi UFJ Financial Group ADR	MTU	100,000	698,328	549,000	Japan	0.6%
Nomura Holdings ADR	NMR	30,000	351,958	215,400	Japan	0.2%
Toronto-Dominion Bank	TD	15,000	517,828	945,600	Canada	1.0%
			4,806,345	6,756,415		7.0%

Building
CRH ADS	CRH	10,000	204,050	258,000	Ireland	0.3%
Ritchie Bros. Auctioneers	RBA	30,000	634,727	714,600	Canada	0.7%
			838,777	972,600		1.0%

Business Services
51job ADR¹	JOBS	8,000	117,920	146,640	Cayman Islands	0.2%

Chemicals
BASF ADS	BASFY	3,400	120,102	206,006	Germany	0.2%
Potash Corp. of Saskatchewan	POT	17,000	1,275,233	1,911,140	Canada	2.0%
			1,395,335	2,117,146		2.2%

Computers
Dassault Systems ADR	DASTY	5,000	221,877	287,500	France	0.3%
Infosys ADS	INFY	32,000	1,018,721	1,631,040	India	1.7%
SAP ADS	SAP	12,000	470,438	574,440	Germany	0.6%
			1,711,036	2,492,980		2.6%

Energy
EnCana	ECA	15,000	662,416	808,200	Canada	0.8%
Repsol YPF ADS	REP	55,000	1,263,214	1,518,000	Spain	1.6%
StatoilHydro ADS	STO	30,173	716,086	744,670	Norway	0.8%
Total ADS	TOT	20,000	1,094,067	1,243,800	France	1.3%
			3,735,783	4,314,670		4.5%

Food Production
Cadbury ADS	CBY	20,000	674,216	1,067,400	United Kingdom	1.1%
Coca-Cola Femsa ADS	KOF	20,000	727,730	1,142,600	Mexico	1.2%
Unilever ADS	UL	20,000	366,600	590,600	United Kingdom	0.6%
			1,768,546	2,800,600		2.9%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

34 | November 30, 2009 Annual Report

Sextant International Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Country	Percentage of Assets
Games/Hobby Production
Nintendo ADR	NTDOY	17,000	$718,849	$523,260	Japan	0.5%

Hotels & Motels
Orient-Express Hotels Class A¹	OEH	130,000	1,093,484	1,086,800	Bermuda	1.1%

Insurance
Aegon¹	AEG	100,000	556,884	724,000	Netherlands	0.8%
ING Groep ADS¹	ING	50,000	755,542	475,000	Netherlands	0.5%
			1,312,426	1,199,000		1.3%

Machinery
Nidec ADR	NJ	13,000	188,339	283,010	Japan	0.3%

Medical
American Oriental Bioengineering¹	AOB	100,000	511,188	401,000	China	0.4%
GlaxoSmithKline ADS	GSK	35,000	1,346,877	1,451,450	United Kingdom	1.5%
Novartis ADR	NVS	25,000	1,141,066	1,390,000	Switzerland	1.4%
Novo Nordisk A/S ADS	NVO	17,000	983,881	1,134,240	Denmark	1.2%
Shire ADR	SHPGY	20,000	746,550	1,177,400	United Kingdom	1.2%
Teva Pharmaceutical Industries ADS	TEVA	30,000	1,443,438	1,583,700	Israel	1.7%
			6,173,000	7,137,790		7.4%

Metal Ores
Anglo American ADR¹	AAUKY	80,000	954,559	1,718,400	United Kingdom	1.8%
Barrick Gold	ABX	25,000	811,600	1,067,250	Canada	1.1%
BHP Billiton ADS	BHP	20,000	1,066,959	1,506,000	Australia	1.6%
Lihir Gold ADS¹	LIHR	55,000	1,267,878	1,805,100	Indonesia	1.9%
Rio Tinto ADS	RTP	4,000	541,668	816,400	United Kingdom	0.9%
Teck Resources¹	TCK	100,000	458,225	3,482,000	Canada	3.6%
Tenaris ADR	TS	2,500	95,290	98,650	Luxembourg	0.1%
Vale ADR	VALE	60,000	998,791	1,720,200	Brazil	1.8%
			6,194,970	12,214,000		12.8%

Office Equipment
Canon ADS	CAJ	11,000	363,902	420,420	Japan	0.4%

Paper & Paper Products
Metso ADS	MXCYY	12,100	130,802	387,079	Finland	0.4%
UPM-Kymmene Oyj ADS	UPMKY	3,500	64,384	44,450	Finland	0.1%
Fibria Celulose¹	FBR	45,500	550,799	797,160	Brazil	0.8%
			745,985	1,228,689		1.3%

Publishing
Pearson ADS	PSO	90,000	1,021,915	1,242,000	United Kingdom	1.3%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 35

Sextant International Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Tax Cost	Market Value	Country	Percentage of Assets
Telecommunications
America Movil ADS	AMX	30,000	$917,471	$1,451,400	Mexico	1.5%
BCE	BCE	45,000	967,505	1,192,500	Canada	1.3%
China Mobile ADS	CHL	18,000	830,906	843,660	China	0.9%
China Techfaith Wireless ADR¹	CNTF	10,000	14,346	36,100	China	0.0%²
PT Indosat Tbk. ADR	IIT	5,000	128,059	130,700	Indonesia	0.1%
SK Telecom ADR	SKM	30,000	511,437	497,100	South Korea	0.5%
Telecom New Zealand ADS	NZT	20,000	193,396	178,200	New Zealand	0.2%
Telefonica ADS	TEF	15,000	920,379	1,299,450	Spain	1.4%
Telefonos de Mexico ADS Class L	TMX	30,000	489,451	538,500	Mexico	0.6%
Telus	TU	45,000	1,334,187	1,378,350	Canada	1.4%
Turkcell Iletisim Hizmetleri ADR	TKC	70,000	970,619	1,075,200	Turkey	1.1%
Vodaphone Group ADS	VOD	50,000	963,420	1,134,500	United Kingdom	1.2%
			8,241,176	9,755,660		10.2%

Transportation
Air France-KLM ADR¹	AFLYY	25,000	535,953	396,250	France	0.4%
Canadian Pacific Railway	CP	32,000	1,228,587	1,550,720	Canada	1.6%
Copa Holdings	CPA	10,000	344,980	498,300	Panama	0.5%
LAN Airlines ADS	LFL	130,000	1,191,580	2,004,600	Chile	2.1%
Ryanair Holdings ADS¹	RYAAY	20,000	623,100	524,000	Ireland	0.6%
			3,924,200	4,973,870		5.2%

Utilities
CPFL Energia ADR	CPL	15,000	810,244	861,150	Brazil	0.9%
Enersis ADS	ENI	65,000	1,024,863	1,247,350	Chile	1.3%
Korea Electric Power ADS¹	KEP	20,000	304,261	274,400	South Korea	0.3%
			2,139,368	2,382,900		2.5%

Rights — 0.0%		Number of Shares	Tax Cost	Market Value	Country	Percentage of Assets
ING Groep NV		42,852	0	0	Netherlands	0.0%²

Total investments			$46,848,707	$62,697,800		65.4%
Other assets (net of liabilities)				33,186,768		34.6%
Total net assets				$95,884,568		100.0%
¹Non-income producing ²Amount is less than 0.01% ADS: American Depositary Share ADR: American Depositary Receipt

(The accompanying notes are an integral part of these financial statements.)

36 | November 30, 2009 Annual Report

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2009

Assets
Investments in securities, at value (Cost $46,848,707)	$62,697,800
Cash	33,191,366
Receivable for Fund shares sold	205,557
Dividends and interest receivable	121,815
Total assets		96,216,538
Liabilities
Payable for Fund shares redeemed	211,063
Accrued expenses	52,814
Payable to affiliates	47,290
Accrued distribution fee	19,486
Distributions payable	1,317
Total liabilities		331,970
Net assets		$95,884,568

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$80,401,630
Unrealized net appreciation on investments	15,849,093
Accumulated net loss on investments	(366,155)
Net assets applicable to Fund shares outstanding		$95,884,568

Fund shares outstanding		6,836,195

Net asset value, offering and redemption price per share		$14.03

Statement of Operations
Year ended Nov. 30, 2009

Investment income
Dividend income (net foreign tax of $98,370)	$917,558
Interest income	4,576
Miscellaneous income	368
Gross investment income		922,502
Expenses
Investment adviser fees	451,165
Distribution fees	163,785
Audit fees	56,779
Printing and postage	18,459
Filing and registration fees	16,388
Trustee fees	14,357
Chief Compliance Officer expenses	11,450
Other expenses	9,807
Custodian fees	3,273
Legal fees	1,227
Total gross expenses	746,690
Less custodian fee credits	(3,273)
Net expenses		743,417
Net investment income		$179,085

Net realized gain (loss) on investments
Proceeds from sales	$10,699,657
Less cost of securities sold (based on identified cost)	11,017,246
Net realized loss on securities sold	(317,589)
Litigation gain	2,510
Net realized loss on investments		(315,079)
Net change in unrealized appreciation (depreciation) on investments
End of year	15,849,093
Beginning of year	(1,524,286)
Net increase in unrealized appreciation		17,373,379
Net gain on investments		17,058,300

Net increase in net assets resulting from operations		$17,237,385

(The accompanying notes are an integral part of these financial statements.)

November 30, 2009 Annual Report | 37

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2009	Year ended Nov. 30, 2008
Increase (decrease) in net assets from operations:
From operations
Net investment income	$179,085	$61,173
Net realized gain (loss) on investments	(315,079)	(51,076)
Net increase (decrease) in unrealized appreciation	17,373,379	(5,818,139)
Net increase (decrease) in net assets	17,237,385	(5,808,042)
Distributions to shareholders from
Net investment income	(218,276)	(52,882)
Capital gains distribution	-	-
	(218,276)	(52,882)
Capital share transactions
Proceeds from sales of shares	82,572,379	15,921,550
Value of shares issued in reinvestment of dividends	216,959	52,600
Early redemption fees retained	12,495	3,546
Cost of shares redeemed	(25,432,998)	(2,474,607)
Net increase in net assets	57,368,835	13,503,089
Total increase (decrease) in net assets	74,387,944	7,642,165

Net assets
Beginning of year	21,496,624	13,854,459
End of year	95,884,568	21,496,624

Undistributed net investment income	$ -	$18,238

Shares of the Fund sold and redeemed
Number of shares sold	6,896,044	1,224,502
Number of shares issued in reinvestment of dividends	15,464	4,647
Number of shares redeemed	(1,973,879)	(190,534)
Net increase in number of shares outstanding	4,937,629	1,038,615

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2009	2008	2007	2006	2005
Net asset value at beginning of year	$11.32	$16.11	$13.56	$11.22	$9.40
Income from investment operations
Net investment income	0.02	0.03	0.04	0.11	0.05
Net gains (losses) on securities (both realized and unrealized)	2.72	(4.79)	2.93	2.34	1.83
Total from investment operations	2.74	(4.76)	2.97	2.45	1.88
Less distributions
Dividends (from net investment income)	(0.03)	(0.03)	(0.03)	(0.11)	(0.06)
Distributions (from capital gains)	-	-	(0.39)	-	-
Total distributions	(0.03)	(0.03)	(0.42)	(0.11)	(0.06)
Paid-in capital from early redemption fees¹	0.00²	0.00²	0.00²	0.00²	0.00²

Net asset value at end of year	$14.03	$11.32	$16.11	$13.56	$11.22

Total return	24.22%	(29.56)%	21.90%	21.85%	19.95%

Ratios / supplemental data
Net assets ($000), end of year	$95,885	$21,497	$13,854	$9,266	$3,671
Ratio of expenses to average net assets
Before custodian fee credits	1.14%	1.43%	1.50%	1.09%	1.36%
After custodian fee credits	1.13%	1.42%	1.47%	1.02%	1.25%
Ratio of net investment income after custodian fee credits to average net assets	0.27%	0.40%	0.30%	0.94%	0.52%
Portfolio turnover rate	2%	10%	8%	9%	5%
¹Early redemption fee adopted March 29, 2005	²Amount is less than $0.01

(The accompanying notes are an integral part of these financial statements.)

38 | November 30, 2009 Annual Report

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 90 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge for extra services rendered on request, which you may need to add to determine your total expenses, for example $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs or HSAs with the Sextant Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not have any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2009)	Ending Account Value (November 30, 2009)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,035.60	$3.88	0.76%
Hypothetical (5% return before expenses)	$1,000	$1,021.26	$3.85	0.76%

Bond Income Fund
Actual	$1,000	$1,089.50	$4.71	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%

Core Fund
Actual	$1,000	$1,130.10	$9.40	1.76%
Hypothetical (5% return before expenses)	$1,000	$1,016.24	$8.90	1.76%

Growth Fund
Actual	$1,000	$1,135.00	$6.42	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$6.07	1.20%

International Fund
Actual	$1,000	$1,135.90	$6.00	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.67	1.12%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2009 through November 30, 2009), multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

November 30, 2009 Annual Report | 39

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. Six portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, which is distributed through a separate prospectus and the results of which are contained in a separate report.

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 2, 1993. Sextant Core Fund commenced operations March 30, 2007.

The investment objective of the Growth and International Funds is long-term capital growth. The investment objectives of the Core Fund are long-term capital appreciation and preservation. The investment objective of the Bond Income and Short-Term Bond Funds is current income, with Short-Term Bond having the additional objective of capital preservation of capital.

NOTE 2 — Significant Accounting Policies

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Securities for which there are no sales and over-the-counter securites are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using a matrix. This technique considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and U.S. Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Other securities for which quotations are not readily available are valued at fair values as determined in good faith by or under the direction of the Board of Trustees.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close of many foreign markets and before the determination of the Funds' share price may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use independent pricing services for valuation of their non-U.S. securities.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Funds' investments carried at value:

Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Short-Term Bond
Corporate Bonds	$2,438,540	$-	$2,438,540	$-
U.S. Government & Agency	672,584	-	672,584	-
Municipal Bonds	825,489	-	825,489	-
Total Assets	$3,936,613	$-	$3,936,613	$-

Bond Income
Corporate Bonds	$2,570,625	$-	$2,570,625	$-
U.S. Government Agency Bonds	327,348	-	327,348	-
Municipal Bonds	799,738	-	$799,738	-
Total Assets	$3,697,711	$-	$3,697,711	$-

Core Fund
Common Stocks	$2,503,377	$2,503,377	$-	$-
Corporate Bonds	1,132,665	-	1,132,665	-
U.S. Government Bonds	405,969		$405,969	-
Rights	-	-	-	-
Total Assets	$4,042,011	$2,503,377	$1,538,634	$-

Growth Fund
Common Stocks	$18,240,302	$18,240,302	$-	$-
Total Assets	$18,240,302	$18,240,302	$-	$-

International Fund
Common Stocks	$62,697,800	$62,697,800	$-	$-
Rights	$-	$-	$-	$-
Total Assets	$62,697,800	$62,697,800	$-	$-

40 | November 30, 2009 Annual Report

Notes To Financial Statements (continued)

Derivatives:
The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification ("FASB ASC"). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the year ended November 30, 2009, the Funds did not hold any derivative instruments.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2009, or for any other tax years which are open for exam. As of November 30, 2009, open tax years include the tax years ended November 30, 2006 through 2009. The Fund(s) recognize(s) interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund(s) did not incur any interest or penalties.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share:

	Short-Term Bond	Bond Income
Undistributed net investment	$-	$1,107
Accumulated gains (losses)	5,996	2,141
Paid-in capital	$(5,996)	$(3,248)

Core
Undistributed net investment	$1,104
Accumulated gains (losses)	258
Paid-in capital	$(1,362)

	Growth	International
Undistributed net investment	$43,121	$20,953
Accumulated gains (losses)	-	-
Paid-in capital	$(43,121)	$(20,953)

These reclassifications were due to expiration of capital loss carryforwards, return of capital distributions, non-deductible excise tax, and the tax treatment of distributions of short term gains.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded as income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Growth Fund and Sextant International Fund, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent events evaluation:
In preparing these financial statements, the Fund(s) has(have) evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through January 26, 2010, the date the financial statements were available to be issued.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities. Cash dividends from equity securities are recorded as income on the ex-dividend date.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. To discourage speculation, shares held less than ninety calendar days, including those held in omnibus accounts at intermediaries, may be assessed a 2% early redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

NOTE 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 (March 30, 2007 for Sextant Core Fund), Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly. The Adviser has agreed to certain limits on expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

Performance Adjustment for Sextant Short-Term Bond Fund and Sextant Bond Income Fund:

  For each month in which either of these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

Performance adjustment for Sextant Core, Sextant Growth Fund and Sextant International Fund:

  For each month in which these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than

November 30, 2009 Annual Report | 41

Notes To Financial Statements (continued)

  2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.75%, and Sextant Bond Income Fund to 0.90%, through March 31, 2011. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the year ended November 30, 2009, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$26,132	$26,132	$53
Bond Income	26,565	$26,565	$2,068
Core	29,660	N/A	N/A
Growth	130,509	N/A	N/A
International	$451,165	N/A	N/A

In accordance with the expense waiver noted above, for the year ended November 30, 2009, Saturna Capital waived the advisory fees of the Sextant Short-Term Bond Fund and Sextant Bond Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the year ended November 30, 2009, the Trust paid the Distributor the following amounts:

12b-1 Fees
Short-Term Bond	$8,910
Bond Income	8,930
Core	8,607
Growth	43,854
International	$163,785

SBS is the primary broker used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified.

Trustee Nicholas Kaiser, who also serves as the president of the Trust, is a director and chairman of the Adviser. For the year ended November 30, 2009, the Trust incurred compensation expenses of $16,200 which is included in $32,674 of total expenses for the independent Trustees.

Regulations require the Trust to designate a Chief Compliance Officer; Mr. James Winship was retained by the Trust during the year ended November 30, 2009. For this period, the Short-Term Bond, Bond Income, Core, Growth, and International incurred $1,566; $1,300; $1,632; $5,358; and $11,450 of expense, respectively, for the Chief Compliance Officer.

The officers are paid by Saturna Capital, and not the Trust, except for Mr. Winship, who is partially compensated by the Trust. On November 30, 2009, the trustees, officers, and their affiliates as a group owned 21.4%, 20.6%, 47.9%, 8.3% and 2.8% of the outstanding shares of Short-Term Bond, Bond Income, Core, Growth and International, respectively.

NOTE 4 — Distributions to Shareholders

The tax characteristics of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	Year ended Nov. 30, 2009	Year ended Nov. 30, 2008
Short-Term Bond Fund
Ordinary income	$116,035	$114,369
Bond Income Fund
Ordinary income	160,437	160,044
Core Fund
Ordinary income	54,992	70,977
Return of capital	-	788
Growth Fund
Ordinary income	4,892	25,378
Capital gain¹	-	220
International Fund
Ordinary income	$218,276	$52,882

¹Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2009 were as follows:

	Short-Term Bond	Bond Income
Cost of investments	$3,813,293	$3,504,962
Gross tax unrealized appreciation	125,172	195,164
Gross tax unrealized depreciation	(1,852)	(2,415)
Net tax unrealized appreciation	$123,320	$192,749

Core
Cost of investments	$4,181,825
Gross tax unrealized appreciation	252,746
Gross tax unrealized depreciation	(392,560)
Net tax unrealized depreciation	$(139,814)

	Growth	International
Cost of investments	$13,747,681	$46,848,707
Gross tax unrealized appreciation	5,495,832	17,681,646
Gross tax unrealized depreciation	(1,003,211)	(1,832,553)
Net tax unrealized appreciation	$4,492,621	$15,849,093

42 | November 30, 2009 Annual Report

Notes To Financial Statements (continued)

As of November 30, 2009, components of distributable earnings on a tax basis were as follows:

	Short-Term Bond	Bond Income
Net tax unrealized appreciation	$123,220	$192,749
Undistributed ordinary income	1,374	-
Undistributed long-term capital gain (loss)	(32,116)	(82,819)
Total distributable earnings (loss)	(30,742)	(82,819)
Total accumulated earnings (loss)	$92,478	$109,930

Core
Net tax unrealized depreciation	$(139,814)
Undistributed ordinary income	-
Undistributed long-term capital gain (loss)	(137,878)
Total distributable earnings (loss)	(137,878)
Total accumulated earnings (loss)	(277,692)

	Growth	International
Net tax unrealized appreciation	$4,492,621	$15,849,093
Undistributed ordinary income	-	-
Undistributed long-term capital gain (loss)	(677,278)	(366,155)
Total distributable earnings (loss)	(677,278)	(366,155)
Total accumulated earnings (loss)	3,815,343	15,482,938

At November 30, 2009, the Funds had capital loss carryforwards as follows, subject to regulation:

Carryforward	Expiration
Short-Term Bond
$4,422	2012
6,540	2013
10,899	2014
10,255	2016
$32,116

Bond Income
$14,253	2010
14,375	2014
4,203	2015
29,521	2016
20,467	2017
$82,819

Core
$74,883	2016
62,995	2017
$137,878

Growth
$108,384	2016
568,894	2017
$677,278

International
$51,076	2016
315,079	2017
$366,155

Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

NOTE 6 — Investments

Investment transactions other than short-term investments for the year ended November 30, 2009 were as follows:

	Purchases	Sales
Short-Term Bond	$1,811,889	$906,350
Bond Income	1,430,493	1,219,844
Core	1,744,146	1,275,338
Growth	6,809,766	905,902
International	$39,323,377	$699,657

NOTE 7 — Custody Credits

Under the agreements in place with PNC Global Investment Servicing, custody fees are reduced by credits for cash balances. Such reduction for the year ended November 30, 2009 were as follows:

Custodian Fees
Short-Term Bond	$177
Bond Income	177
Core	172
Growth	876
International	$3,273

November 30, 2009 Annual Report | 43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust (the "Trust"), including the schedules of investments as of November 30, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures were replies from brokers not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, and Sextant International Fund, as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 26, 2010

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

44 | November 30, 2009 Annual Report

Trustees and Officers (unaudited)
Name (age), address	Position(s) held with Trust and length of time served	Principal occupation(s) during past 5 Years	Number of portfolios in Saturna Fund complex overseen by Trustee	Other directorships held by Trustee
Independent Trustees
Gary A. Goldfogel, MD (51) 1500 N. State Street Bellingham, WA 98225	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Six	None
Herbert G. Grubel, PhD (75) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee¹ since 2005	Professor Emeritus of Economics, Simon Fraser University; Senior Fellow, Fraser Institute	Nine	Amana Mutual Funds Trust
John E. Love (77) 1002 Spokane Street Garfield, WA 99130	Chairman, Independent Trustee since 1987	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Six	None
John S. Moore, PhD (78)² 346 Bayside Road Bellingham, WA 98225	Independent Trustee² since 1993	Professor Emeritus, College of Business and Economics, Western Washington University	Six	None
Ronald H. Fielding (60)³ 42 Surfsong Rd. Kiawah Island, SC 29455	Independent Trustee³ since 2009	Retired (2009); Senior Vice President & Portfolio Manager, Oppenheimer Funds Rochester Division	Six	None
Interested Trustee
Nicholas F. Kaiser, MBA, CFA (63) 1300 N. State Street Bellingham, WA 98225	President, Trustee¹ since 1990	Chairman & President, Saturna Capital Corporation; President, Saturna Brokerage Services	Nine	Amana Mutual Funds Trust
Officers who are not Trustees
Phelps S. McIlvaine (56) 1300 N. State Street Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	N/A	N/A
Christopher Fankhauser (37) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ since 2002	Chief Operations Officer, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome (37) 1300 N. State Street Bellingham, WA 98225	Secretary¹ since 2001	Corporate Administrator, Saturna Capital Corporation	N/A	N/A
James D. Winship, MBA, JD (61) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ since 2004	Chief Compliance Officer and General Counsel, Saturna Capital Corporation	N/A	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund's Statement of Additional Information, available without charge by calling Saturna Capital at 1-800/SATURNA and on the Funds' website, www.sextantmutualfunds.com, includes additional information about the Trustees.

On November 30, 2009, the trustees, officers, and their affiliates as a group owned 21.4%, 20.6%, 47.9%, 8.3% and 2.8% of the outstanding shares of Short-Term Bond, Bond Income, Core, Growth and International, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor. Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor. Moreover, he is the portfolio manager of the Sextant Growth Fund and the Sextant International Fund. Mr. McIlvaine is the portfolio manager of the Sextant Bond Income Fund and Sextant Short-Term Bond Fund. Mr. Winship is also Chief Compliance Officer for Saturna Capital Corporation.

¹Holds same position with Amana Mutual Funds Trust.

²John Moore retired from the Saturna Investment Trust Board of Trustees effective Dec. 11, 2009

³Ronald H. Fielding was elected to the Board of Trustees effective Dec. 15, 2009.

November 30, 2009 Annual Report | 45

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 28, 2009, Sextant's trustees discussed the Trust's various operating agreements. They focused on renewing the Investment Advisory and Administration Agreements with Saturna Capital Corporation, discussing various materials provided by Saturna. The Trustees took into consideration that the Funds offer a full range of high-quality investor services, and that there had been enhancements in Saturna's operations during the last year. The Trustees remarked on Saturna's experience, ability and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — in addition to investment management.

In addition to information provided throughout the year, the Trustees utilized a comparison of the performance and expenses of the Funds The Trustees found that the investment performance of the Sextant International Fund, both in absolute numbers and relative to funds in its Morningstar category, was outstanding. The Sextant Short-term Bond Fund and Sextant Core Fund were highly satisfactory. The investment performance of Sextant Growth Fund and the Sextant Bond Income Fund were satisfactory. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

The Trustees took into consideration Saturna's continued avoidance of significant operational problems, plus its substantial investments in premises, personnel, training and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of all mutual funds.

The Trustees reviewed the fees and expenses of the Funds. They noted that the performance-based advisory fees are unusual in the industry and fair and reasonable to shareowners. The Trustees considered the increasing assets of the Sextant Funds, and the extent to which advisory fees reflected economies of scale. The Trustees found the expense ratios less than those of similar funds and to be advantageous to shareowners given the sizes of the Funds, services provided, and expenses incurred. They also considered the fees charged by the adviser to other kinds of accounts and the different services provided to those accounts, as well as the ways in which Saturna's services and work done for other accounts it manages benefit the Funds.

The Trustees reviewed Saturna's profitability with respect to the Sextant Funds as part of their evaluation of whether the fee under the advisory contracts bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. The Trustees noted that, although the assets of the Funds have grown, the Funds remain small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Funds at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none. The Trustees also noted Saturna's continued efforts to build a capital base in order that it might properly service the Funds, the value of which was apparent during recent financial turmoil.

The Trustees also considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios, and that Saturna continues to voluntarily waive brokerage commissions for Fund portfolio trades at a considerable and growing cost to Saturna and that this results in savings to Fund shareowners.

The Trustees concluded that the fees paid by the Funds to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Funds. The Trustees saw no need for advisory fee changes or breakpoints. Following this discussion, the Trustees unanimously agreed to renew the Investment Advisory and Administration Agreements between each Fund and Saturna Capital Corporation.

46 | November 30, 2009 Annual Report

Availability of Portfolio Information (unaudited)

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q
(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov, and at www.sextantmutualfunds.com.
(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantmutualfunds.com.

Availability of Proxy Voting Information (unaudited)

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantmutualfunds.com; and (c) on the SEC's website at www.sec.gov.
(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8752; (b) on the Funds' website at www.sextantmutualfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762)

Householding Policy (unaudited)

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800/SATURNA or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800/SATURNA or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

November 30, 2009 Annual Report | 47

www.sextantmutualfunds.com

(logo omitted)
Saturna Capital
1300 North State Street
Bellingham, WA 98225
www.saturna.com
800/SATURNA

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

ANNUAL REPORT
November 30, 2009

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

Performance Summary:

Average Annual Returns (for calendar years ending December 31, 2009)
	1 Year	3 Years	5 Years	10 Years	Expense Ratio¹
Idaho Tax-Exempt Fund	10.03%	4.18%	3.60%	4.73%	0.77%
S&P Idaho Municipal Bond Index	18.77%	4.12%	4.48%	6.16%	N/A

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free (800) SATURNA or visiting www.idahotaxexemptfund.com. Total returns are historical and include change in share value, and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of 2% redemption fee on shares held less than 90 calendar days. Share price, yield, and return will vary and you may have a gain or loss when you sell your shares.

¹By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2009, incorporates results for the fiscal year ending November 30, 2008, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Please consider an investment's objectives, risks, charges and expenses carefully before investing. To obtain the Fund's prospectus that contains this and other important information please visit www.idahotaxexemptfund.com or call toll free 1-800/SATURNA. Please read the prospectus carefully before investing.

2 | November 30, 2009 Annual Report

(graphic omitted)

Fellow Shareowners:

For the six months ending November 30, 2009, Idaho Tax-Exempt Fund returned 2.67%. And for the twelve months ended November 30, the Fund returned 13.46%. As of November 30, 2009, the NAV was $5.43.

Since November 28, 2008, the Fund's outstanding shares increased 12.8% to 2.69 million, a record high. Net assets rose 24% to $14.6 million. The net annualized expense ratio was 0.84% for the year.

The decline of the U.S. and global economies have created significant challenges for Idaho though not of the same magnitude experienced in many other states. While Idaho's unemployment rate stands at 9.1% — a 26 year high — economic conditions are better than in many other states.

Governor Otter says, "Idaho has the equivalent of the top AAA credit rating. This kind of governmental stability and fiscal responsibility is important to companies and our citizens. There will be no IOUs issued here." While Idaho budgets may remain under pressure, the state has the financial and political reserves to balance future budgets without federal bailouts or gimmicks.

Looking ahead, the withdrawal of federal stimulus spending will raise concern over the economic recovery, inflationary pressures and the resulting higher interest rates. It is in just such potentially bearish environments that the Idaho Fund has proven its value to bond investors time and time again. Municipal bond prices in general and Idaho bond prices in particular recovered their 2008 losses in 2009. For long-term investors, Idaho bonds remain attractive on a risk adjusted total return basis.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a diversified portfolio of high-grade, 100% Idaho issues that provide income exempt from federal income and alternative minimum taxes as well as Idaho state income tax.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, including income free from Idaho and federal income taxes, a high-quality diversified bond portfolio, and daily supervision by professional managers. We welcome your suggestions. Only with your help can we be certain that we are meeting our primary objective — fulfilling your investment needs.

Respectfully,

(graphic omitted)

Nicholas Kaiser,
President

(graphic omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

January 10, 2010

Annual Report November 30, 2009 | 3

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2009)
	1 Year	5 Years	10 Years	Expense Ratio¹
Idaho Tax-Exempt Fund	13.46%	3.74%	4.71%	0.77%
S&P Idaho Municipal Bond Index	17.77%	4.56%	6.05%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 1999 to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $15,844 versus $17,765 in the S&P Idaho Municipal Bond Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2009, incorporates results for the fiscal year ending November 30, 2008, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
	Ada & Canyon Cos. JSD #3 Kuna 5.00% due 9/15/2019	3.8%
	Madison County SCD #321 Rexburg 4.50% due 8/15/2024	2.9%
	Bingham County SCD #52 Snake HS 4.00% due 9/1/2027	2.8%
	Boise State University Revenue 5.00% due 4/1/2034	2.7%
	Owyhee & Elmore Cos. JSD #365 Grand View 4.00% due 8/15/2027	2.6%
	Bonneville & Bingham Cos. JSD #93 4.50% due 9/15/2017	2.6%
	Pocatello ID Water Revenue 4.75% due 2/1/2026	2.5%
	Canyon County SCD #139 4.35% due 9/15/2025	2.4%
	Canyon County SCD #131 Nampa 4.75% due 8/15/2019	2.4%
	Bingham County SCD #55 Blackfoot 4.65% due 8/1/2017	2.1%

4 | November 30, 2009 Annual Report

Discussion of Fund Performance (unaudited)

For the year ending November 30, 2009, the Idaho Tax-Exempt Fund returned to shareholders 13.46%, the highest fiscal-year return since 1995. For the last five years, the Fund has provided a 3.74% annualized return. Reflecting the volatility of the national municipal bond market, the Fund's net asset value (share price) moved an uncommon 14.31% from low to high ($4.82 to $5.51 per share).

Factors Affecting Past Performance

One year ago, the loss of municipal bond insurance, the withdrawal of many municipal bond credit ratings, and the rapid deterioration of States' finances left the municipal bond market in disarray. In 2009, a surge in investor demand for high-grade fixed income securities reversed Idaho's 2008 bond price declines.

The Federal Reserve's easing policies lowered interest rates while augmenting American Recovery Act funding — funding designed to help States balance record budget deficits. Despite this, Idaho still experienced significant declines in corporate, personal, and sales tax revenue. Unemployment climbed to 9.1%. When American Recovery Act funding ends in 2010, those dependent on Idaho for services and funding can expect service cuts, higher fees and higher taxes.

The number and diversity of new Idaho municipal issues was historically low and remains a concern. The Fund continued to review the creditworthiness of its bonds, and some credit ratings were withdrawn.

Looking Forward

Adversity reveals character. So far, Idaho deserves high marks for fiscal management and budget discipline. The swift reactions of Idaho's Governor and the legislature stand in stark contrast to events in California and New Jersey. Unfortunately, Idaho's struggle is far from over. The Governor's office is projecting a $562 million deficit for 2010 after addressing a $452 million deficit in 2009.

U.S. inflation is a future concern. However, global deflationary pressures may mute the overall impact on nominal U.S. rates. The world can still save more than the U.S. can spend. New regulations on credit default swaps, the unwinding of the TARP program and emerging global economic growth will help dispel some of the uncertainty in asset prices. Higher federal income tax rates will make municipal bonds more attractive to conservative investors.

U.S. Treasury yields are low and corporate and government-sponsored entity spreads have returned to more normal levels. Relatively high 15 to 25-year yields continue to attract the Fund's attention. We will maintain or extend duration throughout the year as opportunities arise.

An economic recovery and the subsequent withdrawal of the fiscal and monetary stimulus are key to our interest rate outlook. Stimulus policies depress U.S. interest rates and weaken the U.S. dollar. However, the steep yield curve partially discounts the impact of the withdrawal of these policies especially in long maturities. While post stimulus equilibrium rates will undoubtedly be higher, the transition to those higher rates may not lead to a persistent bear market in bond prices.

Above all else, management remains confident in the creditworthiness of the State of Idaho and our Idaho municipal issuers.

Bond Quality Diversification

Based on net assets as of 11/30/2009. Source: Moody's Investors Services. When ratings are not available from Moody's, Standard and Poor's is used as a supplemental source.

Annual Report November 30, 2009 | 5

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage
Electric Power
Idaho Falls Electric Revenue	6.75% due 4/1/2019	$140,000	165,320	1.1%

Financial Services
Boise City General Fund Revenue, Series A	5.20% due 12/1/2017	160,000	168,003	1.2%
Boise City General Fund Revenue, Series A	5.25% due 12/1/2018	100,000	104,661	0.7%
Idaho Bond Bank Authority¹	4.00% due 9/15/2019	90,000	94,331	0.6%
		350,000	366,995	2.5%

General Obligation
Ada & Canyon Cos. JSD #2 Meridian¹	5.50% due 7/30/2015	50,000	59,514	0.4%
Ada & Canyon Cos. JSD #2 Meridian	5.00% due 8/15/2020	165,000	182,803	1.2%
Ada & Canyon Cos. JSD #2 Meridian	5.00% due 8/15/2021	155,000	170,526	1.2%
Ada & Canyon Cos. JSD #3 Kuna	5.00% due 9/15/2019	500,000	553,120	3.8%
Adams & Washington Cos. JSD #432	4.00% due 8/15/2019	100,000	107,315	0.7%
Bingham County SCD #52 Snake HS	4.00% due 9/1/2027	400,000	408,276	2.8%
Bingham County SCD #55 Blackfoot	4.65% due 8/1/2017	285,000	302,867	2.1%
Blaine County Idaho, Series A	4.05% due 8/1/2023	150,000	155,906	1.1%
Boise County SCD #73	5.15% due 7/31/2010	125,000	125,810	0.9%
Bonneville & Bingham Cos. JSD #93	4.50% due 9/15/2016	150,000	163,690	1.1%
Bonneville & Bingham Cos. JSD #93	4.50% due 9/15/2017	350,000	373,643	2.6%
Caldwell Idaho	5.30% due 5/15/2014	150,000	152,641	1.0%
Canyon County SCD #139	4.35% due 9/15/2025	350,000	358,453	2.4%
Canyon County SCD #131 Nampa	4.75% due 8/15/2019	325,000	350,798	2.4%
Canyon County SCD #131 Nampa	5.00% due 8/15/2023	105,000	111,066	0.8%
Canyon County SCD #134 Middleton	4.65% due 7/31/2016	170,000	180,683	1.2%
Fremont & Madison JSD #215 St. Anthony	4.00% due 8/15/2019	200,000	215,794	1.5%
Jefferson & Madison SCD #251 Rigby	4.25% due 9/1/2024	100,000	104,742	0.7%
Jerome, Lincoln, & Gooding Cos. JSD #261	3.75% due 9/15/2018	125,000	132,164	0.9%
Jerome, Lincoln, & Gooding Cos. JSD #261	5.00% due 9/15/2022	250,000	275,270	1.9%
Kootenai-Shoshone Area Library	4.25% due 8/1/2021	220,000	231,517	1.6%
Latah, Nez Perce, & Clearwater JSD #283	4.50% due 8/15/2027	190,000	200,919	1.4%
Lemhi County	4.20% due 8/1/2015	100,000	105,414	0.7%
Madison County SCD #321 Rexburg	4.50% due 8/15/2024	410,000	425,814	2.9%
Madison County SCD #321 Rexburg	4.50% due 8/15/2026	250,000	255,853	1.7%
Meridian Free Library District	5.00% due 8/1/2015	100,000	100,470	0.7%
Minidoka & Jerome Cos. JSD #331¹	4.50% due 8/15/2018	75,000	78,431	0.5%
Minidoka & Jerome Cos. JSD #331¹	4.50% due 8/15/2020	75,000	77,440	0.5%
Minidoka & Jerome Cos. JSD #331	4.375% due 8/15/2024	225,000	228,186	1.6%
Minidoka & Jerome Cos. JSD #331	4.50% due 8/15/2025	160,000	162,302	1.1%
Nampa Idaho, Series B	5.00% due 8/1/2020	200,000	211,590	1.5%
Owyhee & Canyon Cos. JSD #370 Homedale	4.55% due 8/15/2016	160,000	184,053	1.3%
Owyhee & Elmore Cos. JSD #365 Grand View	4.00% due 8/15/2027	350,000	373,950	2.6%
Payette County SCD #373	5.00% due 9/15/2024	100,000	108,983	0.7%
Valley & Adams Cos. JSD #421	4.50% due 8/1/2024	290,000	298,735	2.0%
Valley & Adams Cos. JSD #421	4.50% due 8/1/2022	135,000	140,268	1.0%
		7,245,000	7,669,006	52.5%

Medical/Hospitals
Idaho Health Facility Authority Holy Cross Revenue	5.25% due 12/1/2014	110,000	110,603	0.8%
Idaho Health Facility Authority Holy Cross Revenue	5.00% due 12/1/2022	115,000	115,590	0.8%
Idaho Health Facility Authority Holy Cross Revenue¹	5.00% due 12/1/2028	50,000	50,052	0.3%
Idaho Health Facility Authority Revenue	6.00% due 12/1/2023	200,000	220,744	1.5%
		475,000	496,989	3.4%

Continued on next page.

(The accompanying notes are an integral part of these financial statements.)

6 | Annual Report November 30, 2009

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage
Municipal Leases
Nez Perce County COP	4.50% due 2/1/2021	$150,000	$155,759	1.1%

Pollution Control
Idaho Bond Bank Authority Revenue, Series A	4.30% due 9/1/2022	135,000	139,917	1.0%
Idaho Bond Bank Authority Revenue, Series A¹	4.125% due 9/15/2023	75,000	77,255	0.5%
Moscow Idaho Sewer Revenue	4.45% due 5/1/2028	200,000	208,400	1.4%
		410,000	425,572	2.9%

Real Estate
Idaho Housing & Finance Association	4.80% due 6/1/2017	100,000	109,859	0.7%
Idaho Housing & Finance Association¹	5.00% due 7/15/2027	50,000	53,111	0.4%
Idaho Housing & Finance Association	5.65% due 7/2/2028	100,000	103,487	0.7%
Idaho State Building Authority Revenue	4.50% due 9/1/2023	110,000	112,890	0.8%
Post Falls LID SPA	5.00% due 5/1/2021	300,000	300,021	2.1%
		660,000	679,368	4.7%

Sewer
Troy ID Sewer System¹	8.00% due 2/1/2010	20,000	19,934	0.1%

State Education
Boise State University Revenue	4.50% due 4/1/2027	250,000	256,740	1.8%
Boise State University Revenue	5.00% due 4/1/2034	385,000	401,297	2.7%
Idaho State University Revenue	4.90% due 4/1/2017	150,000	150,063	1.0%
Idaho State University Revenue, Series B	4.625% due 4/1/2024	220,000	228,026	1.6%
University of Idaho Revenue, Series A	5.00% due 4/1/2019	200,000	212,358	1.4%
University of Idaho Revenue, Series A	5.00% due 4/1/2020	260,000	274,778	1.9%
		1,465,000	1,523,262	10.4%

Transportation
Idaho Housing & Finance Association	4.60% due 7/15/2023	250,000	260,092	1.8%
Idaho Housing & Finance Association	5.00% due 7/15/2024	200,000	216,348	1.5%
		450,000	476,440	3.3%

Urban Renewal
Boise City Urban Renewal Agency Lease Revenue	5.00% due 8/15/2020	160,000	172,640	1.2%
Boise City Urban Renewal Agency Lease Revenue¹	5.00% due 8/15/2021	90,000	96,307	0.6%
Jerome Urban Renewal District Revenue, Series A	5.40% due 9/1/2013	200,000	201,636	1.4%
		450,000	470,583	3.2%

Water Supply
Blackfoot Idaho COP	5.80% due 9/1/2018	135,000	138,017	1.0%
Idaho Bond Bank Authority Revenue	4.00% due 9/15/2024	100,000	103,999	0.7%
Idaho Bond Bank Authority Revenue	5.00% due 9/15/2026	250,000	267,622	1.8%
Pocatello Idaho Water Revenue	4.50% due 2/1/2024	100,000	102,258	0.7%
Pocatello Idaho Water Revenue	4.75% due 2/1/2026	350,000	362,677	2.5%
		935,000	974,573	6.7%

Total investments	(Cost=$12,955,197)	$12,750,000	13,423,801	91.9%
Other assets (net of liabilities)			1,185,929	8.1%
Total net assets (100%)			$14,609,730	100.0%
¹Fair valued. See page 11.

(The accompanying notes are an integral part of these financial statements.)

Annual Report November 30, 2009 | 7

Statement of Assets and Liabilities
As of November 30, 2009

Assets
Investments in securities, at value (Cost $12,955,197)	$13,423,801
Cash	1,041,603
Interest receivable	172,311
Receivable for Fund shares sold	3,226
Insurance reserve premium	801
Total assets		14,641,742
Liabilities
Accrued expenses	12,008
Payable for Fund shares redeemed	7,470
Distributions payable	6,305
Payable to affiliates	6,229
Total liabilities		32,012
Net assets		$14,609,730

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$14,138,769
Unrealized net appreciation on investments	468,604
Accumulated net realized gain	2,357
Net assets applicable to Fund shares outstanding		$14,609,730

Fund shares outstanding		2,689,222

Net asset value, offering and redemption price per share		$5.43

Statement of Operations
Year ended Nov. 30, 2009

Investment income
Interest income	$537,921
Gross investment income		537,921
Expenses
Investment adviser fees	66,927
Audit fees	18,052
Trustee fees	6,979
Printing and postage	6,039
Chief Compliance Officer expenses	4,599
Shareholder servicing	3,449
Other expenses	3,229
Legal fees	2,203
Filing and registration fees	1,035
Custodian fees	657
Total gross expenses	113,169
Less custodian fee credits	(657)
Net expenses		112,512
Net investment income		$425,409

Net realized gain (loss) on investments
Proceeds from sales	$330,075
Less cost of securities sold (based on identified cost)	327,718
Net realized gain on investments		2,357
Net change in unrealized appreciation (depreciation) on investments
End of year	468,604
Beginning of year	(724,457)
Net increase in unrealized appreciation		1,193,061
Net gain on investments		1,195,418

Net increase in net assets resulting from operations		$1,620,827

(The accompanying notes are an integral part of these financial statements.)

8 | November 30, 2009 Annual Report

Statements of Changes of Net Assets	Year ended Nov. 30, 2009	Year ended Nov . 30, 2008
Increase (decrease) in net assets from operations:
From operations
Net investment income	$425,409	$398,972
Net realized gain (loss) on investments	2,357	9,474
Net increase (decrease) in unrealized appreciation	1,193,061	(851,475)
Net increase (decrease) in net assets	1,620,827	(443,029)
Distributions to shareholders from
Net investment income	(425,608)	(398,972)
Capital gains distributions	-	(9,502)
Total distributions	(425,608)	(408,474)
Capital share transactions
Proceeds from sales of shares	2,029,029	3,900,608
Value of shares issued in reinvestment of dividends	342,847	331,494
Early redemption fees retained	29	12
Cost of shares redeemed	(731,127)	(1,622,662)
Net increase in net assets	1,640,778	2,609,452
Total increase (decrease) in net assets	2,835,997	1,757,949

Net assets
Beginning of year	11,773,733	10,015,784
End of year	$14,609,730	$11,773,733

Undistributed net investment income	$0	$0

Shares of the Fund sold and redeemed
Number of shares sold	381,950	754,461
Number of shares issued in reinvestment of dividends	64,398	64,517
Number of shares redeemed	(140,092)	(325,141)
Net increase in number of shares outstanding	306,256	493,837

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2009	2008	2007	2006	2005
Net asset value at beginning of year	$4.94	$5.30	$5.32	$5.27	$5.39
Income from investment operations
Net investment income	$0.17	$0.18	0.18	0.18	0.19
Net gains (losses) on securities (both realized and unrealized)	0.49	(0.36)	(0.02)	0.06	(0.10)
Total from investment operations	0.66	(0.18)	0.16	0.24	0.09
Less distributions
Dividends (from net investment income)	(0.17)	(0.18)	(0.18)	(0.18)	(0.19)
Distributions (from capital gains)	-	-	-	(0.01)	(0.02)
Total distributions	(0.17)	(0.18)	(0.18)	(0.19)	(0.21)
Paid-in capital from early redemption fees¹	0.00²	0.00²	0.00²	0.00²	0.00²

Net asset value at end of year	$5.43	$4.94	$5.30	$5.32	$5.27

Total return	13.46%	(3.36)%	3.02%	4.66%	1.66%

Ratios / supplemental data
Net assets ($000), end of year	$14,610	$11,774	$10,016	$8,783	$8,531
Ratio of expenses to average net assets
Before custodian credits	0.85%	0.77%	0.89%	0.87%	0.91%
After custodian credits	0.84%	0.76%	0.87%	0.83%	0.88%
Ratio of net investment income after custodian credits to average net assets	3.19%	3.51%	3.35%	3.40%	3.58%
Portfolio turnover rate	3%	7%	6%	24%	21%
¹Early redemption fee adopted March 29, 2005	²Amount is less than $0.01

(The accompanying notes are an integral part of these financial statements.)

Annual Report November 30, 2009 | 9

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% fee for redemption of shares held less than 90 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (June 1, 2009 to November 30, 2009).

Actual Expenses
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example for Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2009]	Ending Account Value [November 30, 2009]	Expenses Paid During Period¹
Actual	$1,000.00	$1,026.70	$4.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.53	$4.59

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.91% (based on the most recent semi-annual period of June 1, 2009 through November 30, 2009, multiplied by the average account value of $1,013.35 over the period multiplied by 183/365 (to reflect the one-half year period).

10 | November 30, 2009 Annual Report

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other five portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987. The investment objective of the Fund is to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund.

Security valuation:
Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using a matrix. This technique considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity and general market conditions. In the absence of a valuation from an independent service, securities are valued at their respective fair values as determined in good faith by or under the direction of the Board of Trustees.

The cost of securities is the same for accounting and federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded based on the identified cost.

Share valuation:
The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund's investments carried at value:

Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Municipal Bonds	$13,423,801	$-	$12,817,426	$606,375
Total Assets	$13,423,801	$-	$12,817,426	$606,375

Level 3 Roll-Forward Municipal Securities
Beginning Balance	$525,459
Total unrealized/realized gains or losses	51,228
Purchases	49,688
Maturity	(20,000)
Ending Balance	$606,375

Odd Lots:
The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lots trade at a discount to Round Lots to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Fund applies a discount to the valuation of Odd Lot holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

Income taxes:
As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable and tax-exempt income to its shareowners. The Fund intends to meet requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2009, or for any other tax years which are open for exam. As of November 30, 2009, open tax years include the tax years ended November 30, 2006 through 2008. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Derivatives:
The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB

Annual Report November 30, 2009 | 11

Notes To Financial Statements (continued)

Accounting Standards Codification ("FASB ASC"). The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the year ended November 30, 2009, the Fund did not hold any derivative instruments.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded as income on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent events evaluation:
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through January 26, 2010, the date the financial statements were available to be issued.

Reclassification of Capital Accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share:

Undistributed net income	$199
Paid-in capital	$(199)

Other:
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the State of Idaho.

Interest income is recognized on an accrual basis. Discounts on securities purchased are accreted and premiums are amortized over the lives of the respective securities.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. To discourage speculation, shares held less than 90 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Fund as paid-in capital and included in the daily NAV. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Note 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the year ended November 30, 2009, the Fund incurred advisory fee expenses of $66,927.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the the year ended November 30, 2009, the Fund paid shareowner servicing fees of $3,449.

Trustee Nicholas Kaiser, who also serves as the president of the Trust, is a director and chairman of the Adviser. For the the year ended November 30, 2009, the Trust incurred compensation expenses of $16,200 which is included in $32,674 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $6,979 of these total expenses.

The officers are paid by Saturna Capital, and not the Trust, except for Mr. Winship, who is partially compensated by the Trust. On November 30, 2009, the trustees, officers and their immediate families as a group owned 2.46% of the outstanding shares of the Fund.

Note 4 — Investments

During the year ended November 30, 2009, the Fund purchased $1,182,278 of securities and sold/matured $330,075 of securities.

Note 5 — Distributions to shareowners

The tax characteristics of distributions paid during the the fiscal years ended November 30, 2009 and 2008 were as follows:

	2009	2008
Tax-exempt income	$425,222	$398,755
Taxable income	386	8,671
Capital gain¹	$ -	$1,048

¹Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

The cost basis of investments for Federal Income Tax purposes at November 30, 2009 were as follows:

Cost of investments	$12,955,197
Gross unrealized appreciation	$475,347
Gross unrealized depreciation	$(6,743)
Net unrealized appreciation	$468,604

As of November 30, 2009 the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation (depreciation)	$468,604
Accumulated net realized gain	2,357
Total distributable earnings	2,357
Total accumulated earnings (losses)	$470,961

Note 6 — Custodian

Under the agreement in place with PNC Global Investment Servicing, custody fees are reduced by credits for cash balances. Such reduction for the year ended November 30, 2009 amounted to $657.

12 | November 30, 2009 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of Idaho Tax-Exempt Fund, a series of the Saturna Investment Trust (the "Trust"), including the schedule of investments as of November 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 26, 2010

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report November 30, 2009 | 13

Trustees and Officers (unaudited)
Name (age), address	Position(s) held with Trust and length of time served	Principal occupation(s) during past 5 Years	Number of portfolios in Saturna Capital fund complex overseen by Trustee	Other directorships held by Trustee
Independent Trustees
Gary A. Goldfogel, MD (51) 1500 N. State Street Bellingham, WA 98225	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Six	None
Herbert G. Grubel, PhD (75) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee¹ since 2005	Professor Emeritus of Economics, Simon Fraser University; Senior Fellow, Fraser Institute	Nine	Amana Mutual Funds Trust
John E. Love (77) 1002 Spokane Street Garfield, WA 99130	Chairman, Independent Trustee since 1987	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Six	None
John S. Moore, PhD (78)² 346 Bayside Road Bellingham, WA 98225	Independent Trustee² since 1993	Professor Emeritus, College of Business and Economics, Western Washington University	Six	None
Ronald H. Fielding (60)³ 42 Surfsong Rd. Kiawah Island, SC 29455	Independent Trustee³ since 2009	Retired (2009); Senior Vice President & Portfolio Manager, OppenheimerFunds Rochester Division	Six	None
Interested Trustee
Nicholas F. Kaiser, MBA, CFA (63) 1300 N. State Street Bellingham, WA 98225	President, Trustee¹ since 1990	Chairman (retired president 2009), Saturna Capital Corporation	Nine	Amana Mutual Funds Trust
Officers who are not Trustees
Phelps S. McIlvaine (56) 1300 N. State Street Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	N/A	N/A
Christopher Fankhauser (37) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ since 2002	Chief Operations Officer, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome (37) 1300 N. State Street Bellingham, WA 98225	Secretary¹ since 2001	Corporate Administrator, Saturna Capital Corporation	N/A	N/A
James D. Winship, MBA, JD (61) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ since 2004	Chief Compliance Officer and General Counsel, Saturna Capital Corporation	N/A	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund's Statement of Additional Information, available without charge by calling Saturna Capital at 1-800/SATURNA, includes additional information about the Trustees.

On November 30, 2009, the Trustees, officers and their related accounts as a group owned 2.5% of the outstanding shares of the Fund. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor. Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor. Mr. McIlvaine is the primary manager of the Idaho Tax-Exempt Fund. Moreover, Mr. McIlvaine is the portfolio manager of the Sextant Bond Income Fund and Sextant Short-Term Bond Fund. Mr. Winship is also General Counsel and Chief Compliance Officer for Saturna Capital Corporation.

¹Holds same position with Amana Mutual Funds Trust.

²John Moore retired from the Saturna Investment Trust Board of Directors effective December 11, 2009.

³Ronald H. Fielding was elected to the Board of Trustees effective Dec. 15, 2009.

14 | November 30, 2009 Annual Report

Renewal of Investment Advisory Contract

During their meeting of September 28, 2009, the Trustees of Saturna Investment Trust discussed the Trust's various management agreements. They focused on renewing the Idaho Tax-Exempt Fund's Investment Advisory and Administration Agreement with Saturna Capital Corporation, discussing various materials provided by Saturna. The Trustees took into consideration that the Fund offers a full range of high-quality investor services, and that there had been enhancements in Saturna's operations during the last year. The Trustees remarked on Saturna's experience, ability and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — in addition to investment management.

In addition to information provided throughout the year, the Trustees utilized a comparison of performance and expenses of the Fund with those of other single-state tax-exempt mutual funds. The Trustees reviewed Morningstar and Lipper mutual fund category comparisons, and found that the investment performance of the Fund was strong. Specifically, Lipper found the Fund to rank in the top 7% of 137 "other states Muni" category funds for the twelve months ending September 1, 2009 and rank in the top 3% of 128 category funds for the 3 years ending September 1, 2009. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

The Trustees took into consideration Saturna's continued avoidance of significant operational problems, plus its substantial investments in premises, personnel, training and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of all mutual funds.

The Trustees reviewed Saturna's profitability with respect to the Fund as part of their evaluation of whether the fee under the advisory contract bears a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. They considered the fees charged by the adviser to other kinds of accounts and the different services provided to those accounts. The Trustees noted that, although the assets of the Fund have grown, the Fund remains small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Fund at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none. The Trustees noted Saturna's continued efforts to build a capital base in order that it might properly service the Fund, the value of which was apparent during recent financial turmoil.

The Trustees concluded that the fee paid by the Fund to Saturna is reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Fund. The Trustees saw no need for advisory fee changes or breakpoints. Following this discussion, the Trustees unanimously agreed to renew the Investment Advisory and Administration Agreement between the Fund and Saturna Capital Corporation.

Annual Report November 30, 2009 | 15

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762)

Availability of Fund Portfolio Information

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at www.sec.gov and at www.idahotaxexemptfund.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 800/SATURNA or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 800/SATURNA or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Saturna Capital (logo omitted)
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
(800) SATURNA

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.
Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/codeofethics.shtml.

Item 3. Audit Committee Financial Expert.
(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.
(a)(2)(ii) As of November 30, 2009, Mr. John Moore, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ending November 30, 2009 and 2008, the aggregate audit fees billed for professional services rendered by the principal accountant were $72,500 and $66,000. respectively.

(b) Audit-Related Fees
For the fiscal years ending November 30, 2009 and 2008, the aggregate audit related fees were $60,000 and $54,000 respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds' Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending November 30, 2009 and 2008, the aggregate tax fees billed for professional services rendered by the principal accountant were $12,500 and $12,000, resepctively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2009 and 2008.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 29, 2009, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits
Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.

(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: February 04, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: February 04, 2010

By:

/s/ Christopher Fankhauser
Christopher Fankhauser, Treasurer

Date: February 04, 2010